Exhibit 10.1

THE CANNABIST COMPANY HOLDINGS INC.

as the Corporation

and

ODYSSEY TRUST COMPANY

as the Warrant Agent

warrant AGENCY Agreement

May 29, 2025

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ADDENDA

SCHEDULE “A” FORM OF WARRANT CERTIFICATE

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WARRANT AGENCY AGREEMENT

THIS AGREEMENT made as of May 29, 2025

BETWEEN:

THE CANNABIST COMPANY HOLDINGS INC., a corporation incorporated under the laws of the Province of British Columbia (the “Corporation”)

AND

ODYSSEY TRUST COMPANY, a trust company incorporated under the laws of the Loan and Trust Corporations Act (Alberta) with an office in the City of Calgary in the Province of Alberta (the “Warrant Agent”)

WHEREAS:

A.	All capitalized terms used in these recitals have the meanings ascribed to them in Section 1.1 below;

B.	In conjunction with the Arrangement, the Corporation intends to issue an aggregate of 118,246,947 Warrants to the holders of its Common Shares and Proportionate Voting Shares;

C.	Each Warrant entitles the Holder thereof to receive, upon payment by the Holder of the Exercise Price, and subject to adjustment in certain circumstances, one Common Share, commencing at the Commencement Time and terminating at the Expiry Time upon the terms and conditions herein set forth;

D.	The Corporation is duly authorized to create and issue the Warrants to be issued as herein provided;

E.	All things necessary have been done and performed to make the Warrants, when certified by the Warrant Agent and issued as provided in this Agreement, legal, valid and binding obligations of the Corporation with the benefits of and subject to the terms of this Agreement;

F.	The foregoing recitals are made as representations and statements of fact by the Corporation and not by the Warrant Agent; and

G.	The Warrant Agent has agreed to enter into this Agreement and to hold all rights, interests and benefits contained herein for and on behalf of those Persons who from time to time become holders of Warrants issued pursuant to this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged by each of the Corporation and the Warrant Agent, the Corporation appoints the Warrant Agent as warrant agent to hold all rights, interests and benefits contained in this Agreement for and on behalf of those Persons who from time to time become holders of Warrants issued pursuant to this Agreement, and the parties hereby covenant, agree and declare as follows:

Article 1
INTERPRETATION

Section 1.1            Definitions

In this Agreement, including the recitals and schedules hereto, the following words and phrases shall have the following meanings:

“Accredited Investor” means an “accredited investor” as such term is defined in Rule 501(a) of Regulation D of the U.S. Securities Act;

“Acquiring Person” shall have the meaning ascribed thereto in Section 4.1(1)(e)(i);

“Agreement” or “this Agreement” means this warrant agency agreement dated as of the date hereof between the Corporation and the Warrant Agent;

“Arrangement” means the plan of arrangement in respect of The Cannabist Company Holdings (Canada) Inc. and 16834434 Canada Inc. involving the Corporation and concerning, among other things, the issuance of new debt of the Corporation and The Cannabist Company Holdings (Canada) Inc. and the issuance by the Corporation of Common Shares or rights thereto and the Warrants;

“Authenticated” means (a) with respect to the issuance of a Warrant Certificate, one which has been duly signed by the Corporation and authenticated by manual signature of an authorized officer of the Warrant Agent, and (b) with respect to the issuance of an Uncertificated Warrant, one in respect of which the Warrant Agent has completed all Internal Procedures such that the particulars of such Uncertificated Warrant as required by Section 2.5 are entered in the register of holders of Warrants; and “Authenticate”, “Authenticating” and “Authentication” have the appropriate correlative meanings;

“Book Entry Participant” means an institution that participates directly or indirectly in the Depository’s book entry registration system for the Warrants;

“Book Entry Warrant” means a Warrant that is to be held only by or on behalf of the Depository;

“Business Day” means any day of the year (prior to 5:00 p.m. Toronto time), other than a Saturday, Sunday or any day on which the main branches of Canadian chartered banks are closed for regular business in Toronto, Ontario and New York, New York;

“Capital Reorganization” shall have the meaning ascribed thereto in Section 4.1(1)(c);

“CDS” means CDS Clearing and Depository Services Inc., or such other Person as is designated in writing by the Corporation to act as depository in respect of all or a portion of the Warrants;

“CDS Global Warrants” means Warrants representing all or a portion of the aggregate number of Warrants issued in the name of the Depository represented by an Uncertificated Warrant, or if requested by the Depository or the Corporation, by a Warrant Certificate;

“Certificated Warrant” means a Warrant evidenced by a writing or writings substantially in the form of the Warrant Certificate attached hereto at Schedule “A”;

“Closing of the Arrangement” means the closing of the transactions contemplated under the Arrangement;

“Commencement Time” means the date of original issue of the Warrants;

“Common Shares” means the common shares in the capital of the Corporation as such shares are presently constituted, provided that in the event of any adjustment in accordance with the provisions of Article 4 hereof, “Common Shares” shall thereafter mean the shares or other securities or property resulting from such adjustment, and “Common Share” means any one of them;

“Confirmation” has the meaning ascribed thereto in Section 3.2(6);

“Convertible Securities” means securities of the Corporation (other than the Warrants) or of any other issuer convertible into or exchangeable for or otherwise carrying the right to acquire Common Shares, including for certainty, the Proportionate Voting Shares;

“Corporation” means The Cannabist Company Holdings Inc., and includes any Successor Corporation to or of The Cannabist Company Holdings Inc., which has complied with the provisions of Article 8;

“Corporation’s Auditors” means an independent firm of chartered accountants duly appointed as auditors of the Corporation, and as of the date hereof, means PKF O’Connor Davies, LLP;

“Current Market Price” in respect of a Common Share at any date means the VWAP for the 20 consecutive Trading Days ending on the fifth Trading Day before such date on the Exchange or, if the Common Shares are not then listed on the Exchange, then on such other stock exchange on which the Common Shares are then listed as may be selected by the Directors or, if the Common Shares are not then listed on a stock exchange, on the over-the-counter market; provided that, if there is no market for the Common Shares during all or part of such period during which the Current Market Price thereof would otherwise be determined, the Current Market Price in respect of a Common Share shall in respect of all or such part of the period be determined by a nationally recognized accounting firm chosen by the Corporation;

“Depository” means CDS or its successor, or any other depository offering a book based securities registration and transfer system similar to that administered by CDS which the Corporation, with the consent of the Warrant Agent, acting reasonably, may designate;

“Designated Jurisdiction” means all of the provinces and territories of Canada;

“Director” means a director of the Corporation and “Directors” or “Board of Directors” means the board of directors of the Corporation or, whenever duly empowered, a committee of the board of directors of the Corporation;

“Dividends” means dividends or distributions (payable in cash or in securities, property or assets of equivalent value, as determined by the Board of Directors) declared payable on the Shares;

“Equity Shares” means the Common Shares and the Proportionate Voting Shares, and any shares of any other class or series of the Corporation which may, from time to time, be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation beyond a fixed sum or a fixed sum plus accrued Dividends;

“Excess Amount” means, with respect to any Extraordinary Dividend, the aggregate absolute dollar value of such Extraordinary Dividend per Share (as determined by the Board of Directors in the case of non-cash dividends), less the Extraordinary Dividend Threshold;

“Exchange” means Cboe Canada Inc. or any successor, assign or replacement exchange on which any of the Corporation’s securities are listed from time to time;

“Exercise Date” means, with respect to any Warrant, the date on which such Warrant is validly exercised or deemed to be validly exercised in accordance with Article 3;

“Exercise Form” has the meaning ascribed thereto in Section 3.2(1);

“Exercise Price” has the meaning ascribed thereto in Section 3.2(1);

“Expiry Date” means, with respect to any Warrant, May 29, 2027 provided that, if such date is not a Business Day the Expiry Date shall be on the next Business Day;

“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

“Extraordinary Dividend” means any dividend, together with all other Dividends payable in the same calendar year, that has an aggregate absolute dollar value (as determined by the Board of Directors in the case of non-cash dividends) which is greater than the Extraordinary Dividend Threshold;

“Extraordinary Dividend Threshold” means C$0.50 per Share, unless such threshold shall have been adjusted in accordance with the provisions of Article 4, in which case it shall mean the adjusted threshold in effect at such time;

“Extraordinary Resolution” has the meaning ascribed thereto in Section 9.12 and Section 9.15;

“Holders” means the Persons, from time to time, who are registered owners of the Warrants, as such names appear on the register, and for greater certainty, shall include the Depository as well as the holders of Uncertificated Warrants appearing on the register of the Warrant Agent;

“holders” without reference to Warrants, means the warrantholders as and in respect of Warrants registered in the name of the Depository and includes owners of Warrants who beneficially hold securities entitlements in respect of the Warrants through a Book Entry Participant or means, at a particular time, the persons entered in the register hereinafter mentioned as holders of the Warrants outstanding at such time;

“Holders’ Request” means an instrument signed in one or more counterparts by Holders of not less than 25% of the aggregate number of the Warrants then outstanding, requesting the Warrant Agent to take some action or proceeding specified therein;

“Internal Procedures” means in respect of the making of any one or more entries to, changes in or deletions of any one or more entries in the register at any time (including without limitation, original issuance or registration of transfer of ownership) the minimum number of the Warrant Agent’s internal procedures customary at such time for the entry, change or deletion made to be complete under the operating procedures followed at the time by the Warrant Agent;

“Officers’ Certificate” means a certificate signed by any one or more of the Directors or officers of the Corporation;

“Person” includes any individual, corporation, company, partnership, association, joint venture, trust, unincorporated association, government or governmental authority;

“Privacy Laws” has the meaning ascribed thereto in Section 11.15;

“Proportionate Voting Shares” means the proportionate voting shares in the capital of the Corporation, and “Proportionate Voting Share” means any one of them;

“register” means the one set of records and accounts maintained by the Warrant Agent pursuant to Section 2.7;

“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

“Rights Offering” has the meaning ascribed thereto in Section 4.2(1);

“SEC” means the United States Securities and Exchange Commission;

“Securities Commissions” means the securities regulatory authority in each of the Designated Jurisdictions;

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the Designated Jurisdictions, the published policy statements issued by the Securities Commissions and the rules of the Exchange, as each may be amended from time to time;

“Share Reorganization” shall have the meaning ascribed thereto in Section 4.1(1)(a);

“Shares” means the Common Shares for which the Warrants are conferred the right to acquire, provided that in the event of any adjustment in accordance with the provisions of Article 4 hereof, “Shares” shall thereafter mean the shares or other securities or property resulting from such adjustment, and “Share” means any one of them;

“Special Distribution” has the meaning ascribed thereto in Section 4.2(2);

“Subsidiary” shall have the meaning ascribed thereto in National Instrument 45-106 -Prospectus Exemptions under the Securities Act (Ontario) as at the date hereof;

“Successor Corporation” has the meaning ascribed thereto in Section 8.1;

“Tax Act” means the Income Tax Act (Canada), as amended from time to time;

“Trading Day” means any day on which the Exchange (or such other exchange on which the Shares are listed and which forms the primary trading market for the Shares) is open for trading;

“U.S. Person” means a “U.S. person” as such term is defined in Regulation S under the U.S. Securities Act;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

“U.S. Securities Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“Uncertificated Warrant” means any Warrant which is not a Certificated Warrant;

“United States” means the United States of America, its territories and possessions, any state of the United States and the District of Colombia;

“VWAP” means the volume weighted average trading price of the Shares on the Exchange or such other principal stock exchange on which the Shares are trading, calculated by dividing the total value by the total volume of Shares traded for the relevant period;

“Warrant Agency” means the principal transfer office of the Warrant Agent in the City of Calgary, Alberta, and such other locations as the Corporation may designate with the approval of the Warrant Agent;

“Warrant Agent” means Odyssey Trust Company or its successor or successors for the time being as warrant agent appointed hereunder, at its principal office in the City of Calgary, Alberta;

“Warrant Certificate” means a certificate, substantially in the form set forth in Schedule “A” hereto, to evidence those Warrants that will be evidenced by a certificate;

“Warrants” means, collectively, (i) the 118,246,947 Share purchase warrants to be issued at the Closing of the Arrangement created and issued hereunder, and for the time being outstanding entitling registered holders thereof to acquire, upon the valid exercise thereof and subject to adjustment in certain circumstances, one Share in accordance with the terms hereof, and “Warrant” means any one of them; and

“written order of the Corporation”, “written request of the Corporation”, “written consent of the Corporation” and “certificate of the Corporation” means, respectively, a written order, request, consent and certificate signed in the name of the Corporation by any one or more of the Directors or officers of the Corporation and may consist of one or more instruments so executed and any other documents referred to herein which is required or contemplated to be provided or given by the Corporation;

and a derivative of any defined word or phrase has the meaning appropriate to the derivation of the word or phrase.

Section 1.2            Meaning of “Outstanding” for Certain Purposes

Except as provided in Section 3.7, every Warrant Certificate countersigned and delivered by the Warrant Agent under this Agreement shall be deemed to be outstanding until it has been surrendered to the Warrant Agent pursuant to this Agreement, provided however that:

(1)	a Warrant Certificate that has been partially exercised or exchanged shall be deemed to be outstanding only to the extent of the unexercised or unexchanged, as the case may be, part of the Warrants evidenced thereby;

(2)	where a Warrant Certificate has been issued in substitution for a Warrant Certificate that has been lost, stolen or destroyed, only one of them shall be counted for the purpose of determining the Warrants outstanding; and

(3)	for the purpose of any provision of this Agreement entitling Holders of outstanding Warrants to vote, sign consents, requests or other instruments or take any other action under this Agreement, Warrants owned legally or beneficially by the Corporation or any Subsidiary shall be disregarded, except that:

(a)	for the purpose of determining whether the Warrant Agent will be protected in relying on any vote, consent, request or other instrument or other action, only the Warrants of which the Warrant Agent has notice that they are so owned shall be so disregarded; and

(b)	Warrants so owned that have been pledged in good faith other than to the Corporation or any Subsidiary shall not be so disregarded if the pledgee establishes to the satisfaction of the Warrant Agent the pledgee’s right to vote the Warrants in the pledgee’s discretion free from the control of the Corporation or any Subsidiary pursuant to the terms of the pledge.

Section 1.3            Certain Rules of Interpretation

Unless otherwise specified in this Agreement:

(1)	words importing the singular number include the plural and vice versa;

(2)	words importing gender include both genders and vice versa and words importing individuals include firms and corporations and vice versa;

(3)	the words “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions used herein refer to this instrument and not to any particular article, section, clause, subdivision or other portion hereof, and include each instrument supplemental or ancillary hereto or required to implement this instrument;

(4)	“in writing” or “written” includes printing, typewriting or any electronic means of communication capable of being visibly reproduced at the point of reception, including telecopy and scan (in PDF format);

(5)	“including” is used for illustration only and not to limit the generality of any preceding words, whether or not non-limiting language (such as, “without limitation”, “but not limited to” and similar expressions) is used with reference thereto; and

(6)	reference to any statute, regulation or by-law includes amendments, consolidations, re-enactments and replacements thereof and instruments and legislation thereunder.

Section 1.4            Interpretation not Affected by Headings, etc.

The division of this Agreement into Articles, sections and other subdivisions, the inclusion of a table of contents and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

Section 1.5            Applicable Law

This Agreement, the Warrants and the Warrant Certificates (including all documents relating thereto, which by common accord have been and will be drafted in English) shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Any and all disputes arising under this Agreement, the Warrants and the Warrant Certificates, whether as to interpretation, performance or otherwise, shall be subject to the exclusive jurisdiction of the courts of the Province of British Columbia and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of such Province.

Section 1.6            Language Clause

The parties hereto have required that this Agreement and all documents and notices related thereto or resulting therefrom be drawn up in the English language. Les parties ont expressément demandé que la présente convention ainsi que tout autre document à être ou pouvant être donné ou conclu en vertu des dispositions des présentes, soient rédigés en langue anglaise seulement.

Section 1.7            Day Not A Business Day

If any day on or before which any action or notice is required to be taken or given hereunder is not a Business Day, then such action or notice shall be required to be taken or given on or before the requisite time on the next succeeding day that is a Business Day.

Section 1.8            Conflict

In the event of a conflict or inconsistency between a provision of this Agreement and in the Warrant Certificates issued hereunder, the relevant provision in this Agreement shall prevail to the extent of the inconsistency.

Section 1.9            Time Of The Essence

Time shall be of the essence of this Agreement, the Warrants and the Warrant Certificates.

Section 1.10          Currency

Except as otherwise stated, all dollar amounts herein are expressed in Canadian dollars.

Section 1.11          Severability

In the event that any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision of this Agreement, all of which shall remain in full force and effect.

Section 1.12          Schedules

Schedule “A” to this Agreement is incorporated into this Agreement by reference.

Article 2
ISSUE OF WARRANTS

Section 2.1            Creation and Issue of Warrants

(1)	The Warrant Agent is hereby appointed as warrant agent in respect of the Warrants.

(2)	Subject to the terms and conditions of this Agreement, and subject to any adjustment hereunder, a total of 118,246,947 Warrants entitling the holders thereof to acquire up to 118,246,947 Shares are hereby created and authorized to be issued hereunder upon the terms and conditions herein set forth and shall be executed. For greater certainty, the number of Warrants authorized to be issued hereunder shall be limited to 118,246,947 Warrants.

Section 2.2            Terms of Warrants

(1)	The Warrants shall be issued hereunder in accordance with the direction provided to the Warrant Agent pursuant to Section 2.5 and Section 2.6 hereof.

(2)	Upon the valid exercise of the Warrants after the Commencement Time and prior to the Expiry Time in accordance with Section 3.2 hereof, including payment of the Exercise Price in connection therewith, each Warrant shall entitle the Holder to acquire, subject to adjustment in accordance with Article 4 hereof, one Share.

(3)	All Warrants shall, save as to denominations, be of like tenor and effect. No certificate or other forms of ownership statement evidencing fractional Warrants shall be issued or otherwise provided for.

(4)	The number of Shares which may be acquired pursuant to the exercise of the Warrants shall be adjusted in the events and in the manner specified in Article 4.

(5)	All Warrants shall rank pari passu, or equally, and without preference over each other, whatever may be the actual date of issue thereof.

(6)	The Warrants and any rights thereunder shall expire in accordance with and subject to the provisions of Section 3.7.

(7)	All Warrants need not be issued at the same time and may be issued from time to time, consistent with the terms of this Agreement, if so provided herein, by or pursuant to such resolution of the Board of Directors or in an agreement supplemental hereto.

Section 2.3            Holder Not A Shareholder

Except as may be specifically provided herein or in the Warrant Certificates, nothing in this Agreement or in holding of a Warrant Certificate, entitlement to a Warrant or otherwise, shall be construed as conferring upon a holder or a Holder any right or interest whatsoever as a shareholder of the Corporation, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Corporation, or the right to receive Dividends and other distributions.

Section 2.4            Fractions of Warrants

The Corporation will not be obligated to issue any fraction of a Warrant, and any Warrants which a Holder is entitled to receive shall be rounded down to the nearest whole number and no consideration shall be paid for any such fractional Warrants.

Section 2.5            Form of Warrants, Certificated Warrants

(1)	The Warrants may be issued in both certificated and uncertificated form. All Warrants issued to the Depository may be in either a certificated or uncertificated form, such uncertificated form being evidenced by a book position on the register of Holders to be maintained by the Warrant Agent in accordance with Section 2.7. Notwithstanding anything to the contrary in this Agreement, subject to Securities Laws, the CDS Global Warrant will be issued as an Uncertificated Warrant, unless otherwise requested in writing by the Depository or the Corporation.

(2)	For those Warrants that will be evidenced by a certificate, the form of certificate representing Warrants shall be substantially as set out in Schedule “A” hereto or such other form as is authorized from time to time by the Corporation and the Warrant Agent, shall be dated as of the issue date thereof (including all replacements issued in accordance with this Agreement), shall bear such distinguishing letters and numbers as the Corporation may, with the approval of the Warrant Agent, prescribe, and shall be issuable in any denomination excluding fractions. Irrespective of any adjustments pursuant to Article 4 hereof, all replacement Warrants Certificates shall continue to express the number of Shares purchasable upon the exercise of the Warrant(s) evidenced thereby and the Exercise Price thereof as if such Warrant Certificates were initially issued as of the original issue date thereof pursuant hereto. Each Warrant Certificate shall be Authenticated manually on behalf of the Warrant Agent. Each Warrant Certificate shall be signed by either of the Chief Executive Officer or Chief Financial Officer of the Corporation, whose signature shall appear on the Warrant Certificate and may be printed, lithographed or otherwise mechanically reproduced thereon and, in such event, certificates so signed are as valid and binding upon the Corporation as if it had been signed manually. Any Warrant Certificate which has the applicable signatures as hereinbefore provided shall be valid notwithstanding that one or more of the persons whose signature is printed, lithographed or mechanically reproduced no longer holds office at the date of issuance of such certificate. The Warrant Certificates may be engraved, printed or lithographed, or partly in one form and partly in another, as the Warrant Agent may determine.

(3)	Upon the written order of the Corporation, the Warrant Agent shall Authenticate Uncertificated Warrants (whether upon original issuance, exchange, registration of transfer, partial payment, or otherwise) by completing its Internal Procedures and the Corporation shall, and hereby acknowledges that it shall, thereupon be deemed to have duly and validly issued such Uncertificated Warrants under this Agreement. Such Authentication shall be conclusive evidence that such Uncertificated Warrant has been duly issued hereunder and that the Holder or Holders are entitled to the benefits of this Agreement. The register shall be final and conclusive evidence as to all matters relating to Uncertificated Warrants with respect to which this Agreement requires the Warrant Agent to maintain records or accounts. In case of differences between the register at any time and any other time, the register at the later time shall be controlling, absent manifest error and such Uncertificated Warrants are binding on the Corporation.

(4)	Any Warrant Certificate validly issued in accordance with the terms of this Agreement in effect at the time of issue of such Warrant Certificate shall, subject to the terms of this Agreement and applicable Securities Laws, validly entitle the holder to acquire Shares, notwithstanding that the form of such Warrant Certificate may not be in the form currently required by this Agreement.

(5)	No Warrant shall be considered issued and shall be valid or obligatory or shall entitle the Holder thereof to the benefits of this Agreement until it has been Authenticated by the Warrant Agent. Authentication by the Warrant Agent shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Agreement or of such Warrant Certificates or Uncertificated Warrants (except the due Authentication thereof) or as to the performance by the Corporation of its obligations under this Agreement, and the Warrant Agent shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration thereof. Authentication by the Warrant Agent shall be conclusive evidence as against the Corporation that the Warrants so Authenticated have been duly issued hereunder and that the Holder thereof is entitled to the benefits of this Agreement.

(6)	No Certificated Warrant shall be considered issued and Authenticated or, if Authenticated, shall be obligatory or shall entitle the Holder thereof to the benefits of this Agreement, until it has been Authenticated by manual signature by or on behalf of the Warrant Agent substantially in the form of the Warrant Certificate set out in Schedule “A” hereto. Such Authentication on any such Certificated Warrant shall be conclusive evidence that such Certificated Warrant is duly Authenticated and is valid and a binding obligation of the Corporation and that the Holder is entitled to the benefits of this Agreement. The Authentication by the Warrant Agent on any such Certificated Warrant hereunder shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Agreement or of such Warrant or its issuance (except the due Authentication thereof and any other warranties by law) or as to the performance by the Corporation of its obligations under this Agreement and the Warrant Agent shall in no respect be liable or answerable for the use made of the Warrants or any of them or the proceeds thereof.

(7)	No Uncertificated Warrant shall be considered issued and shall be obligatory or shall entitle the Holder thereof to the benefits of this Agreement, until it has been Authenticated by entry on the register of the particulars of the Uncertificated Warrant. Such entry on the register of the particulars of an Uncertificated Warrant shall be conclusive evidence that such Uncertificated Warrant is a valid and binding obligation of the Corporation and that the holder is entitled to the benefits of this Agreement. Authenticating by way of entry on the register shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Agreement or of such Warrants (except the due Authentication thereof) or as to the performance by the Corporation of its obligations under this Agreement and the Warrant Agent shall in no respect be liable or answerable for the use made of the Uncertificated Warrants or any of them or the proceeds thereof.

(8)	Warrants may be issued in either certificated or uncertificated form.

Section 2.6            Book Entry (Non-Certificated Inventory) Warrants

(1)	Re-registration of beneficial interests in, and transfers of, Warrants held by the Depository shall be made only through the book entry registration system and no Warrant Certificates shall be issued in respect of such Warrants except where physical certificates evidencing ownership in such securities are required or as set out herein or as may be requested by the Depository, as determined by the Corporation, from time to time.

(2)	Notwithstanding any other provision in this Agreement, no CDS Global Warrants may be exchanged in whole or in part for Warrants registered, and no transfer of any CDS Global Warrants in whole or in part may be registered, in the name of any person other than the Depository for such CDS Global Warrants or a nominee thereof unless:

(a)	the Depository notifies the Corporation that it is unwilling or unable to continue to act as depository in connection with the Warrants and the Corporation is unable to locate a qualified successor;

(b)	the Corporation determines that the Depository is no longer willing, able or qualified to discharge properly its responsibilities as holder of the CDS Global Warrants and the Corporation is unable to locate a qualified successor;

(c)	the Depository ceases to be a clearing agency or otherwise ceases to be eligible to be a depository and the Corporation is unable to locate a qualified successor;

(d)	the Corporation determines that the Warrants shall no longer be held as Uncertificated Warrants through the Depository;

(e)	such right is required by applicable law, as determined by the Corporation and the Corporation’s counsel; or

(f)	the Warrant is to be Authenticated to or for the account or benefit of a person in the United States or a U.S. Person and such registration is determined to be necessary by the Corporation and the Corporation’s counsel;

following which, Warrants for those holders requesting the same shall be registered to the beneficial owners of such Warrants or their nominees as directed by the holder. The Corporation shall provide an Officer’s Certificate giving notice to the Warrant Agent of the occurrence of any event outlined in this Section 2.6(2).

(3)	Subject to the provisions of this Section 2.6, any exchange of CDS Global Warrants for Warrants which are not CDS Global Warrants may be made in whole or in part in accordance with the provisions of Section 2.12, mutatis mutandis. All such Warrants issued in exchange for a CDS Global Warrant or any portion thereof shall be registered in such names as the Depository for such CDS Global Warrants shall direct and shall be entitled to the same benefits and subject to the same terms and conditions (except insofar as they relate specifically to CDS Global Warrants) as the CDS Global Warrants or portion thereof surrendered upon such exchange.

(4)	Every Warrant that is Authenticated upon registration or transfer of a CDS Global Warrant, or in exchange for or in lieu of a CDS Global Warrant or any portion thereof, whether pursuant to this Section 2.6, or otherwise, shall be Authenticated in the form of, and shall be, a CDS Global Warrant, unless such Warrant is registered in the name of a person other than the Depository for such CDS Global Warrant or a nominee thereof.

(5)	Notwithstanding anything to the contrary in this Agreement, subject to applicable law, the CDS Global Warrant will be issued as an Uncertificated Warrant, unless otherwise requested in writing by the Depository or the Corporation.

(6)	The rights of beneficial owners of Warrants who hold securities entitlements in respect of the Warrants through the book entry registration system shall be limited to those established by applicable law and agreements between the Depository and the Book Entry Participants and between such Book Entry Participants and the beneficial owners of Warrants who hold securities entitlements in respect of the Warrants through the book entry registration system, and such rights must be exercised through a Book Entry Participant in accordance with the rules and procedures of the Depository.

(7)	Notwithstanding anything herein to the contrary, neither the Corporation nor the Warrant Agent nor any agent thereof shall have any responsibility or liability for:

(a)	the electronic records maintained by the Depository relating to any ownership interests or any other interests in the Warrants or the depository system maintained by the Depository, or payments made on account of any ownership interest or any other interest of any person in any Warrant represented by an electronic position in the book entry registration system (other than the Depository or its nominee);

(b)	maintaining, supervising or reviewing any records of the Depository or any Book Entry Participant relating to any such interest; or

(c)	any advice or representation made or given by the Depository or those contained herein that relate to the rules and regulations of the Depository or any action to be taken by the Depository on its own direction or at the direction of any Book Entry Participant.

(8)	The Corporation may terminate the application of this Section 2.6 in its sole discretion in which case all Warrants shall be evidenced by Warrant Certificates registered in the name of a person other than the Depository.

Section 2.7            Register for Warrants

(1)	The Warrant Agent shall maintain records and accounts concerning the Warrants, whether certificated and uncertificated, which shall contain the information called for below with respect to each Warrant, together with such other information as may be required by law or as the Warrant Agent may elect to record. All such information shall be kept in one set of accounts and records which the Warrant Agent shall designate (in such manner as shall permit it to be so identified as such by an unaffiliated party) as the register of the holders of Warrants. The information to be entered for each account in the register of Warrants at any time shall include (without limitation):

(a)	the name and address of the Holder of the Warrants, the date of Authentication thereof and the number Warrants;

(b)	whether such Warrant is a Certificated Warrant or an Uncertificated Warrant and, if a Certificated Warrant, the unique number or code assigned to and imprinted thereupon and, if an Uncertificated Warrant, the unique number or code assigned thereto, if any;

(c)	whether such Warrant has been cancelled; and

(d)	a register of transfers in which all transfers of Warrants and the date and other particulars of each transfer shall be entered.

(2)	The register or registers, as applicable, shall be available for inspection by the Corporation and or any holder during the Warrant Agent’s regular business hours on a Business Day and upon payment to the Warrant Agent of its reasonable fees. Any holder exercising such right of inspection shall first provide an affidavit in form satisfactory to the Corporation and the Warrant Agent stating the name and address of the holder and agreeing not to use the information therein except in connection with an effort to call a meeting of holders or to influence the voting of holders at any meeting of holders.

Section 2.8            Issue in Substitution for Lost Warrant Certificate

(1)	If any of the Warrant Certificates shall become mutilated or lost, destroyed or stolen, the Corporation, subject to applicable law and to Section 2.8(2), shall issue and thereupon, at the written direction of the Corporation, the Warrant Agent shall countersign and deliver a new Warrant Certificate of like date and tenor and bearing the same legend as the one mutilated, lost, destroyed or stolen upon surrender and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Warrant Agent and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

(2)	The applicant for the issue of a new Warrant Certificate pursuant to this Section 2.8 shall bear the reasonable cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Warrant Agent evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen satisfactory to the Warrant Agent in its sole discretion, acting reasonably, and such applicant may also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Warrant Agent in its sole discretion, acting reasonably, and shall pay the reasonable charges of the Corporation and the Warrant Agent in connection therewith.

Section 2.9            Transfer and Ownership of Warrants

(1)	The Warrants may be transferred on the register kept at the Warrant Agency by the holder or its legal representatives or its attorney duly appointed by an instrument in writing in form and manner of execution satisfactory to the Warrant Agent, acting reasonably, only upon (a) in the case of a Warrant Certificate, surrendering to the Warrant Agent at the Warrant Agency (or at any other place that is designated by the Corporation with the approval of the Warrant Agent) the Warrant Certificates representing the Warrants to be transferred together with a duly executed transfer form as set forth in Schedule “A” hereto, (b) in the case of Book Entry Warrants, in accordance with procedures prescribed by the Depository under the book entry registration system, and (c) upon compliance with:

(a)	the conditions herein;

(b)	such requirements as the Warrant Agent may reasonably prescribe; and

(c)	all applicable securities legislation and requirements of regulatory authorities;

and such transfer shall be duly noted in such register by the Warrant Agent. Upon compliance with such requirements, the Warrant Agent shall issue to the transferee a Warrant Certificate, or the Warrant Agent shall Authenticate and deliver a Warrant Certificate upon request that part of the CDS Global Warrant be certificated, and Warrants that are held as Book Entry Warrants shall be transferred and recorded through the relevant Book Entry Participant in accordance with the book entry registration system as the entitlement holder in respect of such Warrants.

(2)	Subject to the provisions of this Agreement, and applicable law, the holder shall be entitled to the rights and privileges attaching to the Warrants, and the issue of Shares (or other securities issued in accordance with Article 4) by the Corporation upon the exercise of Warrants in accordance with the terms and conditions herein contained shall discharge all responsibilities of the Corporation and the Warrant Agent with respect to such Warrants and neither the Corporation nor the Warrant Agent shall be bound to inquire into the title of any such holder.

Section 2.10          Transferee Entitled to Registration

(1)	The transferee of a Warrant shall, after the transfer form attached to the Warrant Certificate is duly completed and the Warrant Certificate and transfer form are lodged with the Warrant Agent, and upon compliance with all other conditions in that regard required by this Agreement and by all applicable securities legislation and requirements of regulatory authorities, be entitled to have his or her name entered on the register as the owner of such Warrant, free from all equities or rights of set-off or counterclaim between the Corporation and his or her transferor or any previous holder of such Warrant, save in respect of equities of which the Corporation or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.

(2)	Upon compliance with all such applicable requirements, the Warrant Agent shall issue to the transferee of a Certificated Warrant, a Warrant Certificate, and to the transferee of an Uncertificated Warrant, an Uncertificated Warrant (or it shall Authenticate and deliver a Certificated Warrant instead, upon request), representing the Warrants transferred and the transferee of a Book Entry Warrant shall be recorded through the relevant Book Entry Participant in accordance with the book entry registration system as the entitlement holder in respect of such Warrants.

Section 2.11          Ownership of Warrants

(1)	The Corporation and the Warrant Agent may deem and treat the registered Holder of any Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes and the Corporation and the Warrant Agent shall not be affected by any notice or knowledge to the contrary, except where the Corporation or the Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction. For greater certainty, subject to applicable law, neither the Corporation nor the Warrant Agent shall be bound to take notice of, or see to the execution of, any trust, whether express, implied or constructive, in respect of any Warrant, and may transfer any Warrant on the direction of the Person registered as Holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

(2)	Subject to the provisions of this Agreement and applicable law, each Holder shall be entitled to the rights and privileges attaching to the Warrants held thereby. The exercise of the Warrants in accordance with the terms hereof and the receipt by any such Holder of Shares pursuant thereto shall be a good discharge to the Corporation and the Warrant Agent with respect to such Warrants and neither the Corporation nor the Warrant Agent shall be bound to inquire into the title of any such Holder except where the Corporation or the Warrant Agent is required to take notice by statute or by order of a court of competent jurisdiction.

Section 2.12          Exchange of Warrant Certificates

(1)	Warrant Certificates, representing Warrants entitling the Holders to receive any specified number of Shares, may, prior to the Expiry Time and upon compliance with the reasonable requirements of the Warrant Agent, be exchanged for another Warrant Certificate or Warrant Certificates entitling the Holder thereof to receive in the aggregate the same number of Shares as are issuable under the Warrant Certificate or Warrant Certificates so exchanged.

(2)	Warrant Certificates may be exchanged only at the Warrant Agency or at any other place that is designated by the Corporation with the approval of the Warrant Agent. Any Warrant Certificates tendered for exchange shall be surrendered to the Warrant Agent and shall, upon the valid completion of the exchange in accordance with the terms of this Agreement, be cancelled.

(3)	Except as otherwise herein provided, the Warrant Agent may charge to the Holder requesting an exchange a reasonable sum for each new Warrant Certificate issued in exchange for Warrant Certificate(s), and payment of such charges and reimbursement to the Warrant Agent or the Corporation for any and all taxes or governmental or other charges required to be paid shall be made by such Holder as a condition precedent to such exchange.

(4)	Warrant Certificates exchanged in accordance with this Section 2.12 that bear a legend set forth in Section 2.14 herein shall bear the same legend.

Section 2.13          Legend

(1)	If there is no effective registration statement covering the exercise of the Warrants with the SEC, all share certificates for the Shares issuable upon the exercise of any Warrants, or if applicable, the relevant ownership statement under a direct registration system or other book-entry system or other form of written notice, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES, FOR THE BENEFIT OF THE CANNABIST COMPANY HOLDINGS INC. (THE “CORPORATION”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION; (B) IN COMPLIANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (C) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (B)(2) OR (C) ABOVE, A LEGAL OPINION FROM COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if any of Shares issuable upon the exercise of any Warrants, are being sold pursuant to Rule 144 under the U.S. Securities Act, if available, or in another transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the legend may be removed by delivery to the Company and its registrar and transfer agent of an opinion of counsel of recognized standing reasonably satisfactory to the Company, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

Section 2.14          Restrictions and Transfers under United States Securities

(1)	The Warrants and the Shares have not been registered under the U.S. Securities Act and applicable state securities laws. Each Warrant Certificate shall bear or be deemed to bear the following legend:

“THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS, IF REQUIRED, DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

Article 3
EXERCISE OF WARRANTS

Section 3.1            Rights of Exercise of Warrants

The Warrants may be exercised at any time during the period commencing on the Commencement Time and terminating at the Expiry Time in accordance with the conditions herein and subject to adjustment in accordance with Article 4.

Section 3.2            Method of Exercise of Warrants

(1)	Subject always to the provisions of this Article 3 and compliance by both the Corporation and the Holder with applicable law, the Holder of any Warrant may exercise the right thereby conferred on him or her to acquire one Share (subject to adjustment pursuant to Article 4) in respect of each Warrant held by surrendering to the Warrant Agent at the Warrant Agency the Warrant Certificate(s) held by him or her, together with (i) the exercise form forming part of the Warrant Certificate (the “Exercise Form”) duly completed and executed by the Holder or his or her executors, administrators or other legal representatives or his or her or their attorney duly appointed by an instrument in writing in form and manner satisfactory to the Warrant Agent and the Corporation, acting reasonably; and (ii) a certified cheque, bank draft, money order or wire transfer in lawful money of Canada, payable to or to the order of the Corporation in an amount equal to C$0.14 per Share (the “Exercise Price”) multiplied by the number of Shares subscribed for pursuant to such Exercise Form. A Warrant Certificate with the duly completed and executed Exercise Form and payment of the applicable Exercise Price shall be deemed to be surrendered only upon personal delivery thereof to or, if sent by mail or other means of transmission, upon actual receipt thereof by, the Warrant Agent at the Warrant Agency.

(2)	The Exercise Form shall be executed as set out in Section 3.2(1) and shall specify the number of Shares which the Holder wishes to acquire (being not more than that number which he or she is entitled to acquire pursuant to the Warrant Certificate(s) so surrendered).

(3)	Such Shares shall be issued in the name of the Holder.

(4)	In the event that a Holder has not exercised his or her Warrants in accordance with the provisions hereof prior to the Expiry Time, all Warrants then held by such Holder shall expire and be of no further force and effect as at the Expiry Time.

(5)	If the principal transfer office of the Warrant Agent in the city where the Warrant Agency is situate is for any reason not available to act in connection with the exchange of Warrant Certificates or exercise of Warrants as contemplated by this Agreement, the Corporation and the Warrant Agent shall arrange for another office in such city to act in connection with the exchange of Warrant Certificates and exercise of Warrants and shall give notice of the change of such office to the Holders.

(6)	A beneficial owner of Uncertificated Warrants evidenced by a security entitlement in respect of Warrants in the book entry registration system who desires to exercise his or her Warrants must do so by causing a Book Entry Participant to deliver to the Depository on behalf of the entitlement holder, notice of the owner’s intention to exercise Warrants in a manner acceptable to the Depository. Forthwith upon receipt by the Depository of such notice, as well as payment of the Exercise Price, the Depository shall deliver to the Warrant Agent confirmation of its intention to exercise Warrants (“Confirmation”) in a manner acceptable to the Warrant Agent, including by electronic means through the book entry registration system. If there is no effective registration statement covering the exercise of the Warrants with the SEC, such Confirmation from the Depository to the Warrant Agent shall electronically confirm that the beneficial holder of Uncertificated Warrants at the time of exercise of the Uncertificated Warrants: (a) is not in the United States; (b) is not a U.S. Person and is not exercising the Uncertificated Warrants on behalf of a U.S. Person or a person in the United States; (c) will not offer or sell Shares to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor (as defined in Rule 902 of Regulation S under the U.S. Securities Act); (d) agrees not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act; and (e) understands that the Corporation will refuse to register any transfer of the Shares if not made in accordance with Regulation S, pursuant to registration under the U.S. Securities Act or pursuant to an exemption from registration. If the Depository (i) is not able to make or deliver the foregoing Confirmation to the Warrant Agent or (ii) the beneficial owner of the Uncertificated Warrants is in the United States or exercising for the account or benefit of a U.S. Person, including without limitation Accredited Investors that acquired Warrants pursuant to the Arrangement, such Uncertificated Warrants shall be removed from the book entry registration system, and an individually registered Warrant Certificate shall be issued to such beneficial holder, and the exercise procedures set forth in Section 3.2(1) shall be followed.

(7)	Payment representing the Exercise Price must be provided to the appropriate office of the Book Entry Participant in a manner acceptable to it. A notice in form acceptable to the Book Entry Participant and payment from such beneficial holder should be provided to the Book Entry Participant sufficiently in advance so as to permit the Book Entry Participant to deliver notice and payment to the Depository and for the Depository in turn to deliver notice and payment to the Warrant Agent prior to Expiry Time. The Depository will initiate the exercise by way of the Confirmation and forward the Exercise Price electronically to the Warrant Agent, and the Warrant Agent will execute the exercise by issuing to the Depository through the book entry registration system the Shares to which the exercising Holder is entitled pursuant to the exercise. Any expense associated with the exercise process will be for the account of the entitlement holder exercising the Warrants and/or the Book Entry Participant exercising the Warrants on its behalf. A failure by a Book Entry Participant to exercise or to give effect to the settlement thereof in accordance with the beneficial owner’s instructions will not give rise to any obligations or liability on the part of the Corporation or Warrant Agent to the Book Entry Participant or the beneficial owner.

(8)	By causing a Book Entry Participant to deliver notice to the Depository, a holder shall be deemed to have irrevocably surrendered his, her or its Warrants so exercised and appointed such Book Entry Participant to act as his, her or its exclusive settlement agent with respect to the exercise and the receipt of Shares in connection with the obligations arising from such exercise.

Section 3.3            Arrangement.

The original issue date of the Warrants shall be on or after the date of the Closing of the Arrangement.

Section 3.4            Effect of Exercise of Warrants

(1)	If the Warrants are duly exercised in accordance with Section 3.1 and Section 3.2, the Shares subscribed for shall be deemed to have been issued and the Person or Persons to whom such Shares are to be issued shall be deemed to have become the holder or holders of record of such Shares on the Exercise Date unless the transfer registers for the Shares shall be closed on such date, in which case the Shares subscribed for shall be deemed to have been issued and such Person or Persons shall be deemed to have become the holder or holders of record of the same on the date on which such transfer registers are re-opened.

(2)	In the case of Warrants which are exercised in accordance with the provisions of Section 3.1 and Section 3.2, within five Business Days after the Exercise Date of such Warrants, the Warrant Agent shall cause to be delivered or mailed to the Person in whose name the Shares so subscribed for are to be delivered, as specified in the Exercise Form, at the address specified in such Exercise Form, or, if so specified in such Exercise Form, cause to be held for such Person for pick-up at the Warrant Agency, certificates representing the Shares to be issued pursuant to such Exercise Form, registered in such name.

Section 3.5            Partial Exercise of Warrants

(1)	The holder of any Warrants may exercise his or her right to acquire Shares in part and may thereby acquire a number of Shares less than the aggregate number which he or she is entitled to acquire pursuant to the Warrant Certificate(s) surrendered in connection therewith. In the event of any acquisition of a number of Shares less than the number which the holder is entitled to acquire, he or she shall, upon exercise thereof, be entitled to receive, without charge therefor, a new Warrant Certificate(s) representing the balance of the Shares which he or she was entitled to acquire pursuant to the surrendered Warrant Certificate(s) and which were not then acquired.

(2)	Notwithstanding anything herein contained including any adjustment provided for in Article 4, the Corporation shall not be required, upon valid exercise of any Warrants after the Commencement Time and prior to the Expiry Time, to issue fractions of Shares or to distribute certificates or direct registration system advices which evidence the same. A holder or a Holder shall not be entitled to any cash or other consideration in lieu of any fractional interest in a Warrant or claim thereto. Any fractional Shares to which a Holder is entitled shall be rounded down to the nearest whole Share, and no cash or other consideration will be paid in lieu of fractional Shares.

Section 3.6            Cancellation of Warrants

All Warrant Certificates surrendered to the Warrant Agent pursuant hereto (including those exercised and surrendered under Section 3.2 or Section 3.5) shall be cancelled and, after the expiry of any period of retention prescribed by law, cancelled by the Warrant Agent, and the Warrant Agent shall furnish the Corporation on request with a cancellation certificate identifying the Warrant Certificates so cancelled, the number of Warrants evidenced thereby and the number of Shares which could have been or were acquired pursuant to each cancelled Warrant Certificate.

Section 3.7            Warrants Void after the Expiry Time

No Holder shall have any further rights under this Agreement or the Warrant Certificates (other than the right to receive Shares in respect of Warrants duly exercised prior to or at the Expiry Time, as the case may be), after the Expiry Time and the Warrants shall be null and void and of no effect.

Section 3.8            Accounting and Recording

(1)	The Warrant Agent shall promptly, and in any event within five Business Days following any exercise of Warrants, notify the Corporation with respect to Warrants exercised, and shall promptly forward to the Corporation (or into an account or accounts of the Corporation as designated by the Corporation) all monies received by the Warrant Agent on the subscription of Shares through the exercise of Warrants. All such monies, and any securities or other instruments, from time to time received by the Warrant Agent, shall be received in trust for, and shall be segregated and kept apart by, the Warrant Agent for the Corporation.

(2)	The Warrant Agent shall record the particulars of Warrants exercised which shall include the names and addresses of the Persons who become holders of Shares on the Exercise Date. Within three Business Days of each Exercise Date, the Warrant Agent shall provide such particulars in writing to the Corporation.

Section 3.9            Securities Restrictions

Notwithstanding anything herein contained, directions, announcements, notices or other communications shall only be provided, and Shares shall only be issued by the Corporation (upon exercise of the Warrants) in compliance with the Securities Laws of all applicable jurisdictions.

Section 3.10          Restrictions on Exercise under United States Securities Laws

The Warrants may not be exercised unless the securities issuable on the exercise thereof have been registered under the U.S. Securities Act or an exemption is available from the registration requirements of the U.S. Securities Act and applicable state securities laws. Unless the Warrants have been registered under the U.S. Securities Act and under any applicable state securities laws, each holder who is exercising the Warrants and who does not either check Box B on the Exercise Form, certifying that such holder is an Accredited Investor, or check Box A, certifying that such holder is not a U.S. Person, shall furnish an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Corporation and to the Warrant Agent, to such effect.

Article 4
ADJUSTMENTS

Section 4.1            Adjustment upon Share Reorganization or Capital Reorganization

(1)	The number of Shares purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time as follows:

(a)	If, at any time prior to the Expiry Time, the Corporation shall:

(i)	subdivide, redivide or change its then outstanding Common Shares into a greater number of shares; or

(ii)	consolidate, reduce or combine its then outstanding Common Shares into a lesser number of shares; or

(iii)	fix a record date for the issue of, or issue Common Shares or Convertible Securities to all or substantially all of the holders of the Common Shares as a stock dividend or other distribution (other than at the holder’s option in lieu of a cash dividend), and for greater certainty, not including the distribution of Common Shares upon the exercise of any Warrants or outstanding options;

(any such event being herein called a “Share Reorganization”), then the number of Shares that a Holder is entitled to upon exercise shall be adjusted, effective immediately after the effective date or record date at which holders of Common Shares are determined for the purposes of the Share Reorganization, by multiplying the number of Shares that a Holder was entitled to upon exercise of Warrants immediately prior to such effective date or record date, by a fraction of which:

(i)	the numerator shall be the number of Common Shares outstanding immediately after giving effect to such Share Reorganization (on a fully diluted basis, assuming the conversion of all of the then issued and outstanding Convertible Securities), including, without limitation, in the case of a distribution of securities exchangeable for or convertible into Common Shares, the number of Common Shares that would have been outstanding if such securities had been exchanged for or converted into Common Shares on such date; and

(ii)	the denominator shall be the number of Common Shares outstanding on such effective date or record date before giving effect to such Share Reorganization (on a fully diluted basis, assuming the conversion of all of the then issued and outstanding Convertible Securities).

(b)	To the extent that any adjustment in the number of Shares issuable upon exercise of the Warrants occurs pursuant to Section 4.1(1)(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the number of Shares to which a Holder is entitled on the exercise of his or her Warrants shall be readjusted immediately after the expiration of any relevant exchange or conversion right to the number of Shares to which such Holder is entitled on the exercise of his or her Warrants which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration.

(c)	If, at any time prior to the Expiry Time, there occurs:

(i)	a reclassification or redesignation of the Common Shares or a change, exchange or conversion of the Common Shares into or for other shares or securities or property or any other capital reorganization (other than a Share Reorganization); or

(ii)	a consolidation, merger, plan of arrangement (for greater certainty, not including the Arrangement), compulsory acquisition under the Business Corporations Act (British Columbia) or amalgamation of the Corporation with or into any other Person which results in the cancellation, reclassification or redesignation of the Common Shares or a change, exchange or conversion of the Common Shares into or for other shares or securities or property or the transfer of all or substantially all of the assets of the Corporation to another body corporate, trust, partnership or other entity or the Corporation being controlled (within the meaning of the Tax Act) by another corporation or entity;

(any such event being herein called a “Capital Reorganization”), then, immediately upon the effective time of such Capital Reorganization and at all times thereafter, a Holder who exercises his or her right to acquire Shares shall be entitled to be issued and receive, and shall accept for the same aggregate consideration, upon such exercise, in lieu of the number of Shares to which he or she was theretofore entitled upon exercise of his or her Warrants, the kind and aggregate number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such Capital Reorganization or any other corporation that a Holder would have been entitled to be issued and receive upon such Capital Reorganization if, immediately prior to the effective time thereof, such Holder had been the registered holder of the number of Shares to which he or she was theretofore entitled upon exercise of his or her Warrants.

(d)	If determined appropriate to give effect to or to evidence the provisions of Section 4.1(1)(c) on the advice of counsel, the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such Capital Reorganization, enter into an agreement which shall provide, to the extent possible, for the application of the provisions set forth in this Agreement with respect to the rights and interests thereafter of the Holders to the end that the provisions set forth in this Agreement shall thereafter correspondingly be made applicable, as nearly as may reasonably be possible, with respect to any shares, other securities or property to which a Holder is entitled on the exercise of its acquisition rights thereafter. Any agreement entered into between the Corporation and the Warrant Agent pursuant to the provisions of this Section 4.1(1)(d) shall be a supplemental agreement entered into pursuant to the provisions of Article 12 hereof. Any agreement entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Warrant Agent shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in Section 4.1(1)(c) and which shall apply to successive reclassifications, reorganizations, amalgamations, consolidations, mergers, sales or conveyances;

(e)	Except where permitted under applicable laws, the Corporation shall not complete or facilitate a Capital Reorganization if the effect of such transaction is that:

(i)	all or substantially all of the assets of the Corporation become the property of, or are under the control of, or the Corporation is controlled (within the meaning of the Tax Act) by another Person (an “Acquiring Person”); and

(ii)	holders of Common Shares receive any other security in replacement of, or in addition to, or in consideration for their Common Shares;

unless, at or prior to the effective time of such Capital Reorganization, the holders of Common Shares vote in favour of such Capital Reorganization, or the Acquiring Person agrees to be bound by the terms of this Agreement by executing and delivering such supplemental agreement, warrant or other document as may be satisfactory to the Corporation, acting reasonably.

Section 4.2            Adjustment upon Rights Offering

(1)	Subject to applicable law and the rules, regulations and policies of any stock exchange having jurisdiction, if and whenever at any time from the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issuance of rights, options or warrants to all or substantially all the holders of Common Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Common Shares or Convertible Securities within a period of not more than 45 days from such record date at a price per share, or at a conversion price per share, of less than 95% of the Current Market Price on such record date (any such issuance being herein called a “Rights Offering” and the Common Shares that may be acquired in exercise of the Rights Offering, or upon conversion of the Convertible Securities offered by the Rights Offering, being herein called the “Offered Shares”), the number of Shares issuable upon exercise of a Warrant shall be adjusted effective immediately after the applicable record date to a number that is the product of (1) the number of Shares issuable upon the exercise of a Warrant in effect on the record date and (2) a fraction:

(a)	the numerator of which shall be the sum of (a) the number of Common Shares outstanding on the record date (on a fully diluted basis, assuming the conversion of all of the then issued and outstanding Convertible Securities), plus (b) the number of Offered Shares offered pursuant to the Rights Offering or the maximum number of Offered Shares into which the Convertible Securities so offered pursuant to the Rights Offering may be converted, as the case may be; and

(b)	the denominator of which shall be the sum of:

(i)	the number of Common Shares outstanding on the record date (on a fully diluted basis, assuming the conversion of all of the then issued and outstanding Convertible Securities); and

(ii)	the number arrived at when (I) either the product of (a) the number of Offered Shares so offered and (b) the price at which those shares are offered, or the product of (c) the conversion price thereof and (d) the maximum number of Offered Shares for or into which the Convertible Securities so offered pursuant to the Rights Offering may be converted, as the case may be, is divided by (II) the Current Market Price of the Common Shares on the record date.

(c)	Any Offered Shares owned by or held for the account of the Corporation or a Subsidiary shall be deemed not to be outstanding for the purpose of any such computation; if all the rights, options or warrants are not so issued or if all rights, options or warrants are not exercised prior to the expiration thereof, the number of Shares issuable upon exercise of a Warrant shall be readjusted to that number in effect immediately prior to the record date, and such number shall be further adjusted based upon the number of Offered Shares (or Convertible Securities that are convertible into Offered Shares) actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after that record date.

(2)	If and whenever at any time from the date hereof and prior to the Expiry Time, the Corporation issues or distributes to all or substantially all the holders of Common Shares, (i) shares of any class other than Common Shares, or (ii) rights, options or warrants for or into Equity Shares, other than rights, options or warrants exercisable within 45 days from the date of issue thereof at a price, or at a conversion price, of at least 95% of the Current Market Price at the record date for such distribution, or evidences of indebtedness, or (iii) any other cash, securities or other property or assets and that issuance or distribution does not constitute a dividend paid in the ordinary course or an Extraordinary Dividend or is not adjusted pursuant to this Section 4.2(2) or a Rights Offering (any of those non-excluded events being herein called a “Special Distribution”), the number of Shares issuable upon exercise of a Warrant shall be adjusted effective immediately after the record date at which the Holders of Common Shares are determined for purposes of the Special Distribution to a number that is the product of (1) the number of Shares issuable upon exercise of a Warrant in effect on the record date and (2) a fraction:

(a)	the numerator of which shall be the product of (I) the sum of the number of Common Shares outstanding on the record date (on a fully diluted basis, assuming the conversion of all of the then issued and outstanding Convertible Securities) plus the number of Shares which the Holders would be entitled to receive upon exercise of all their outstanding Warrants if they were exercised on the record date and (II) the Current Market Price thereof on that date; and

(b)	the denominator of which shall be:

(i)	the product of (I) the sum of the number of Common Shares outstanding on the record date (on a fully diluted basis, assuming the conversion of all of the then issued and outstanding Convertible Securities) plus the number of Shares which the Holders would be entitled to receive upon exercise of all their outstanding Warrants if they were exercised on the record date and (II) the Current Market Price thereof on the earlier of such record date and the date on which the Corporation announces its intention to make such Special Distribution;

less

(ii)	the aggregate fair market value, as determined by the Board of Directors, whose determination shall be conclusive, absent manifest error, of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution.

(c)	Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; to the extent that the distribution of shares, rights, options, warrants, evidences of indebtedness or assets is not so made or to the extent that any rights, options or warrants so distributed are not exercised, the number of Shares issuable upon exercise of a Warrant shall be readjusted to the number that would then be in effect based upon shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Common Shares or Convertible Securities actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after the record date.

Section 4.3            Adjustment to Exercise Price and Extraordinary Dividend Threshold

(1)	If at any time after the date hereof and prior to the Expiry Time any adjustment in the number of Shares purchasable upon the exercise of any Warrant shall occur as a result of the operation of:

(a)	Section 4.1(1);

(b)	Section 4.2(1); or

(c)	Section 4.2(2) if the event referred to therein constitutes the issue or distribution to all or substantially all the holders of Common Shares of (A) Equity Shares, or (B) rights, options or warrants exchangeable for or convertible into Equity Shares at an exchange or conversion price per Equity Share less than the Current Market Price on the record date for such Special Distribution;

then (i) the Exercise Price payable upon the subsequent exercise of any Warrants shall be simultaneously adjusted by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the number of Shares issuable upon exercise of the Warrant; and (ii) the Extraordinary Dividend Threshold shall be simultaneously adjusted by multiplying the Extraordinary Dividend Threshold in effect immediately prior to such adjustment by a fraction which shall be the reciprocal fraction employed in the adjustment of the number of Shares issuable upon exercise of the Warrant, in each case subject to readjustment upon the operation of, and in accordance with, the provisions of Section 4.1(1), Section 4.2(1) and/or Section 4.2(2), as applicable.

(2)	If at any time after the date hereof and prior to the Expiry Time, any Extraordinary Dividend is paid, the then Exercise Price shall on the payment date be reduced by the Excess Amount.

Section 4.4            Entitlement to Shares and Other Securities on Exercise of Warrants

All Shares or shares of any class or other securities which a Holder is at the time in question entitled to receive on the exercise of his or her Warrants, whether or not as a result of adjustments made pursuant to this Article 4, shall, for the purposes of the interpretation of this Agreement, be deemed to be shares or other securities which such Holder is entitled to acquire pursuant to such Warrants.

Section 4.5            No Adjustment for Stock Options, Issuances Below Exercise Prices, etc.

(1)	Notwithstanding anything in this Article 4, no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Common Shares, rights, options, warrants or securities exchangeable or convertible into Common Shares, is being made pursuant to this Agreement or pursuant to any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Corporation, or pursuant to the Arrangement, or being made to satisfy existing instruments issued and outstanding as of the date of this Agreement.

(2)	Notwithstanding anything in this Article 4, no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Common Shares, rights, options, warrants or securities exchangeable or convertible into Common Shares, is made at a price below their respective exercise prices, including the Exercise Price.

Section 4.6            Determination by Corporation’s Auditors

In the event of any question arising with respect to the adjustments provided for in this Article 4, including the failure to adjust, such question shall be conclusively determined by the Corporation’s Auditors, or if they are unwilling or unable to act, by such other firm of independent accountants accredited by the Canadian Public Accountability Board as may be selected by the Directors, and they shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, the Warrant Agent, all holders and all other Persons interested therein.

Section 4.7            Proceedings Prior to Any Action Requiring Adjustment

As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Warrants, including the number of Shares which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation has sufficient authorized capital and that the Corporation may validly and legally issue as fully-paid and non-assessable all the Shares (or other securities) which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

Section 4.8            Action Requiring Adjustment

In case the Corporation, after the date hereof, shall take any action affecting the Common Shares, other than the actions described in this Article 4 or in respect of the Arrangement, which, in the opinion of the Directors would materially affect the rights of the holders and/or the acquisition rights of the holders, then that number of Shares which are to be received upon the exercise of the Warrants shall be adjusted in such manner, if any, and at such time, by action of the Directors, in their discretion as they may reasonably determine to be equitable to the holders in such circumstances, subject to the prior consent of the Exchange or any other exchange on which the Corporation’s securities are then listed.

Section 4.9            Certificate of Adjustment

The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Article 4, deliver a certificate of the Corporation to the Warrant Agent specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate shall be supported by a certificate of the Corporation’s Auditors verifying such calculation. The Warrant Agent shall rely, and shall be protected in so doing, upon the certificate of the Corporation or of the Corporation’s Auditor and any other document filed by the Corporation pursuant to this Article 4 for all purposes.

Section 4.10          Notice of Special Matters

The Corporation covenants with the Warrant Agent that, so long as any Warrant remains outstanding, it will announce to the Warrant Agent and to the Holders, by way of notice, its intention to fix a record date that is prior to the Expiry Date for any matter for which an adjustment may be required pursuant to Article 4. Such notice shall specify the particulars of such event and the record date for such event, provided that the Corporation shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is provided. The notice shall be provided in each case not less than 14 days prior to such applicable record date. If the notice has been provided and the adjustment is not then determinable, the Corporation shall promptly, after the adjustment is determinable, file with the Warrant Agent a computation of the adjustment and provide a notice confirming such adjustment computation.

Section 4.11          No Action after Notice

The Corporation covenants with the Warrant Agent that it will not close its transfer books or take any other corporate action which might deprive the Holder of a Warrant of the opportunity to exercise its right of acquisition pursuant thereto during the period of 14 days after the giving of the certificate or notices set forth in Section 4.9 and Section 4.10, respectively.

Section 4.12          Protection of Warrant Agent

(1)	The Warrant Agent shall not:

(a)	at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment contemplated by Article 4, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

(b)	be accountable with respect to the validity or value (or the kind or amount) of any Shares or any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Warrant;

(c)	be responsible for any failure of the Corporation to issue, transfer or deliver Shares or certificates for the same upon the surrender of any Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article 4;

(d)	incur any liability or responsibility whatsoever or be in any way responsible for the consequences of any breach on the part of the Corporation of any of the representations, warranties or covenants herein contained or of any acts of the directors, officers, employees, agents or servants of the Corporation; and

(2)	The Warrant Agent shall be entitled to act and rely upon the certificates or adjustment calculations of the Corporation and the auditor of the Corporation and any other documents filed by the Corporation pursuant to Section 4.9, without verification or liability.

Section 4.13          Adjustments Cumulative

The adjustments provided in this Article 4 shall be cumulative and such adjustments shall be made successively whenever an event referred to herein shall occur.

Section 4.14          Participation by Holder.

No adjustments shall be made pursuant to this Article 4 if the Holders are entitled to participate in any event described in this Article 4 on the same terms, mutatis mutandis, as if the Holders had exercised their Warrants prior to, or on the effective date or record date of, such event.

Article 5
PURCHASES BY THE CORPORATION

Section 5.1            Optional Purchase by the Corporation

Subject to compliance with Securities Laws and approval of applicable regulatory authorities, the Corporation may from time to time purchase on any stock exchange, in the open market, by private contract or otherwise, any of the Warrants. Any such purchase shall be made at the lowest price or prices at which such Warrants are then obtainable (and agreed to by the sellers of such Warrants), plus reasonable costs of purchase, and may be made in such manner, from such Persons, and on such other terms as the Corporation and the sellers of such Warrants may determine. In the case of Certificated Warrants, the Warrant Certificates representing the Warrants purchased pursuant to this Section 5.1 shall forthwith be delivered to and cancelled by the Warrant Agent upon the written direction of the Corporation. In the case of Uncertificated Warrants, the Warrants purchased pursuant to this Section 5.1 shall be reflected accordingly on the register of Warrants and in accordance with procedures prescribed by the Depository under the book entry registration system. No Warrants shall be issued in replacement thereof.

Article 6
COVENANTS OF THE CORPORATION

Section 6.1            Issuance of Shares

(1)	The Warrants, when issued as herein provided, and in the case of a Warrant Certificate, when countersigned as herein provided, shall be valid and enforceable against the Corporation and, subject to the provisions of this Agreement, the Corporation shall cause the Shares to be acquired pursuant to the valid exercise of Warrants under this Agreement and the certificates representing such Shares to be duly issued and delivered in accordance with the Warrant Certificates and the terms hereof. At all times prior to the Expiry Date, while any of the Warrants are outstanding, the Corporation shall reserve, and there shall be conditionally allotted but unissued out of its authorized capital, that number of Shares sufficient to enable the Corporation to meet its obligations hereunder. All Shares issued pursuant to the exercise of the Warrants shall be issued as fully paid and non-assessable. The Corporation shall make all requisite filings, and pay all applicable fees, under applicable Securities Laws to report the exercise of the Warrants.

(2)	As long as any Warrants remain outstanding, the Corporation covenants to the Warrant Agent for the benefit of the Holders as follows:

(a)	it will maintain its corporate existence and carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice;

(b)	it will use commercially reasonable efforts to maintain its status as a reporting issuer or equivalent under the applicable securities laws of at least one of the provinces or territories of Canada (but this shall in no way prevent any tender offer, merger or similar transaction);

(c)	it will use commercially reasonable efforts to maintain the listing of its outstanding Common Shares on the Exchange and to seek to ensure the Shares issuable upon the exercise of the Warrants will be listed and posted for trading on such exchange simultaneously with or as soon as practicable following their issue (but this shall in no way prevent any tender offer, merger or similar transaction or listing or re-listing on another securities marketplace);

(d)	it will do, execute, acknowledge and deliver or cause to be done, executed acknowledged and delivered, all other acts, deeds and assurances as the Warrant Agent may reasonably require for better accomplishing and affecting the provisions of this Agreement;

(e)	it will reserve and there shall be conditionally allotted but unissued out of its authorized capital, that number of Shares sufficient to enable the Corporation to meet its obligations hereunder;

(f)	all Shares which are issued upon the exercise of the right to subscribe for and purchase provided for herein, upon payment of the Exercise Price, shall be fully paid and non-assessable;

(g)	it will duly and punctually perform and carry out all of the acts and things to be done by it as provided in this Agreement; and

(h)	it will promptly notify the Warrant Agent in writing of any default under the terms of this Agreement which remains unrectified for more than ten days following its occurrence.

Section 6.2            To Pay Warrant Agent Remuneration and Expenses

The Corporation covenants that it shall pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder and shall pay or reimburse the Warrant Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Warrant Agent in the administration or execution of its duties hereunder (including the reasonable compensation and the disbursements of its counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Warrant Agent hereunder shall be finally and fully performed, except any such expenses, disbursements or advances as may arise out of or result from the Warrant Agent’s gross negligence, wilful misconduct or bad faith. The Warrant Agent shall not have any recourse against the securities or any other property held by it pursuant to this Agreement for payment of its fees. Any amount owing under this Section 6.2 and remaining unpaid after 30 days from the invoice date will bear interest at the then current rate charged by the Warrant Agent against unpaid invoices and shall be payable upon demand. This Section 6.2 shall survive the resignation of the Warrant Agent or the termination of this Agreement.

Section 6.3            To Perform Covenants

The Corporation shall duly and punctually perform and carry out all of the acts or things to be done by it as provided in this Agreement and that it shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances in law as the Warrant Agent may reasonably require for the better accomplishing and effecting the intentions and provisions of this Agreement.

Section 6.4            Warrant Agent May Perform Covenants

If the Corporation shall fail to perform any of its covenants contained in this Agreement, the Warrant Agent may notify the Holders of such failure on the part of the Corporation or may itself perform any of the covenants capable of being performed by it but shall be under no obligation to perform said covenants or to notify the Holders of such performance by it. All sums expended or advanced by the Warrant Agent in so doing shall be repayable as provided in Section 6.2. No such performance, expenditure or advance by the Warrant Agent shall relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

Article 7
ENFORCEMENT

Section 7.1            Suits by Holders of Warrants

Subject to Section 9.11, all or any of the rights conferred upon any Holder by any of the terms of the Warrant Certificates, Uncertificated Warrants or this Agreement may be enforced by the Holder by appropriate legal proceedings but without prejudice to the right which is hereby conferred upon the Warrant Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Holders.

Section 7.2            Suits by the Corporation

The Corporation shall have the right to enforce full payment of the Exercise Price of all Shares issued to a Holder hereunder upon exercise of any Warrant, and shall be entitled to demand such payment from the Holder or alternatively to instruct the Warrant Agent to cancel the certificates and amend the securities register accordingly.

Section 7.3            Immunity of Shareholders, etc.

The Warrant Agent and the holders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any incorporator or any past, present or future shareholder, director, officer, employee or agent of the Corporation or any Successor Corporation on any covenant, agreement, representation or warranty by the Corporation herein.

Section 7.4            Limitation of Liability

The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future director, officer or shareholder of the Corporation or any Successor Corporation or any of the past, present or future employees or agents of the Corporation or any Successor Corporation, but only the property of the Corporation or any Successor Corporation shall be bound in respect hereof.

Section 7.5            Waiver of Default

(1)	Upon the happening of any default hereunder:

(a)	the Holders of not less than 66 2/3% of the aggregate number of the Warrants then outstanding shall have the power (in addition to the powers exercisable by Extraordinary Resolution) by requisition in writing to instruct the Warrant Agent to waive any default hereunder and the Warrant Agent shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

(b)	the Warrant Agent shall have the power to waive any default hereunder upon such terms and conditions as the Warrant Agent may deem advisable, if, in the Warrant Agent’s opinion based on the advice of counsel, the same shall have been cured or adequate provision made therefor;

provided that no delay or omission of the Warrant Agent or of the Holders, as applicable, to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein, and provided further that no act or omission either of the Warrant Agent or the Holders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

Article 8
SUCCESSOR CORPORATIONS

Section 8.1            Certain Requirements

A successor corporation (as the result of an amalgamation or merger with the Corporation) (a “Successor Corporation”), shall, to the extent necessary and desirable, execute, before or contemporaneously with the consummation of any such transaction, an agreement supplemental hereto together with such other instruments as are satisfactory to the Warrant Agent and are necessary or advisable to evidence the assumption by the Successor Corporation of the due and punctual observance and performance of all the covenants and obligations of the Corporation under this Agreement.

Section 8.2            Vesting Of Powers in Successor

Whenever the conditions of Section 8.1 have been duly observed and performed, the Successor Corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Agreement in the name of the Corporation or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by any Directors or officers of the Corporation may be done and performed with like force and effect by the directors or officers of such Successor Corporation.

Article 9
MEETINGS OF HOLDERS OF WARRANTS

Section 9.1            Right to Convene Meetings

The Warrant Agent shall on receipt of a written request of the Corporation or a Holders’ Request and upon being indemnified and funded to its reasonable satisfaction by the Corporation or by the Holders signing such request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Holders. In the event of the Warrant Agent failing, within seven days after receipt of any such request and such indemnity and funding, to give notice convening a meeting, the Corporation or such Holders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto, Ontario, or at such other place as may be approved or determined by the Warrant Agent. Any meeting held pursuant to this Article 9 may be done through a virtual or electronic meeting platform, subject to the Warrant Agent's capabilities at the time.

Section 9.2            Notice of Meetings

At least 21 calendar days’ prior written notice of any meeting of the Holders shall be given to the Holders in the manner provided in Article 10, and a copy thereof must be sent by mail to the Warrant Agent (unless the meeting has been called by the Warrant Agent), and to the Corporation (unless the meeting has been called by the Corporation). Such notice must state the time when and the place where the meeting is to be held and state briefly the general nature of the business to be transacted thereat with such information as to enable the Holders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 9.

Section 9.3            Chairman

An individual (who need not be a Holder) designated in writing by the Corporation shall be the chairman of the meeting and if no individual is so designated, or if the individual so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Holders present in Person or by proxy shall choose an individual present to be chairman. The chairman of the meeting need not be a holder.

Section 9.4            Quorum

Subject to Section 9.12, at any meeting of the Holders a quorum shall be two persons (including beneficial holders of the Warrants) present in person, each being a Holder entitled to vote thereat or a duly appointed proxyholder or representative for an absent Holder so entitled, and together holding or representing by proxy more than 20% of the aggregate number of the Warrants then outstanding. If a quorum is present at the opening of any meeting of Holders, the Holders present or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Holders or pursuant to a Holders’ Request, shall be dissolved; but in any other case, the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice shall be required to be given in respect of such adjourned meeting. At the adjourned meeting, the Holders present in Person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not hold or represent by proxy more than 20% of the aggregate number of the Warrants then outstanding.

Section 9.5            Power to Adjourn

The chairman of any meeting at which a quorum is present may, with the consent of the meeting, adjourn any such meeting and no notice of such adjournment need be given, except such notice, if any, as the meeting may prescribe.

Section 9.6            Show Of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

Section 9.7            Poll

On every Extraordinary Resolution, and on any other question submitted to a meeting when demanded by the chairman or by one or more Holders and/or proxies for Holders, a poll must be taken in such manner and either at once or after an adjournment, as the chairman directs. Questions other than Extraordinary Resolutions shall, if a poll is taken, be decided by a majority of the votes cast on the poll.

Section 9.8            Voting

On a show of hands, every Person who is present and entitled to vote, whether as a Holder or as proxy for one or more Holders or both, shall have one vote. On a poll, each Holder present in Person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote in respect of each Share to which that Person is entitled to acquire pursuant to the Warrant or Warrants held or represented by that Person. A proxy need not be a Holder. In the case of joint Holders of a Warrant, any one of them present in Person or by proxy at the meeting may vote in the absence of the other or others; but in case that more than one of them is present in Person or by proxy, they must vote together in respect of the Warrants of which they are joint Holders. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of any Warrants held or represented by him or her, but shall not have a second or deciding vote.

Section 9.9            Regulations

(1)	The Corporation may from time to time, make or vary or restate such regulations as it shall from time to time think fit regarding the following:

(a)	providing for and governing the voting by proxy by Holders and the form of instrument appointing proxies and the manner in which the same shall be executed, and for the production of the authority of any Person signing on behalf of the giver of such proxy;

(b)	for the deposit of instruments appointing proxies at such place as the Corporation or the Holders convening the meeting, as the case may be, may, in the notice convening the meeting, direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same must be deposited;

(c)	for the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, telecopied or sent by facsimile before the meeting to the Corporation or to the Warrant Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting; and

(d)	generally, the calling of meetings of Holders and the conduct of business thereat.

(2)	Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Except as such regulations may provide, the only Persons who shall be recognized at any meeting as Holders, or as entitled to vote or be present at the meeting in respect thereof (subject to Section 9.10), shall be the Holders and Persons whom the Holders have by instrument in writing duly appointed as their proxies.

Section 9.10          Corporation and Warrant Agent May Be Represented

The Corporation and the Warrant Agent, by their respective officers, directors, agents or employees, and the legal advisers of the Corporation and the Warrant Agent, may attend any meeting of the Holders, and shall be recognized and given reasonable opportunity to speak to any resolutions proposed for consideration by the meeting, but shall not be entitled to vote thereat, whether in respect of any Warrants held by them or otherwise.

Section 9.11          Powers Exercisable By Extraordinary Resolution

(1)	Subject to applicable law and the rules and regulations of any stock exchange having jurisdiction, in addition to the powers conferred upon them by any other provisions of this Agreement or by law, the Holders at a meeting shall have the power, exercisable from time to time by Extraordinary Resolution:

(a)	with the consent of the Corporation, such consent not to be unreasonably withheld, to sanction any modification, abrogation, alteration, compromise or arrangement of the rights of the Holders and/or the Warrant Agent in its capacity as warrant agent hereunder (with the prior written approval of the Warrant Agent) against the Corporation, or against its property, whether such rights arise under this Agreement or the Warrant Certificates or otherwise;

(b)	to assent to any modification of or change in or addition to or omission from the provisions contained in this Agreement or in the Warrant Certificates which must be agreed to by the Corporation and the Warrant Agent and to authorize the Warrant Agent to concur in and execute any Agreement supplemental hereto embodying any such modification, change, addition or omission;

(c)	to direct or authorize the Warrant Agent to exercise any power, right, remedy or authority given to it by this Agreement in any manner specified in any such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

(d)	to waive and direct the Warrant Agent to waive any default of the Corporation hereunder either unconditionally or upon any condition specified in such Extraordinary Resolution;

(e)	to restrain any Holder from taking or instituting any suit, action or proceeding for the purpose of enforcing any of the covenants of the Corporation contained in this Agreement or the Warrant Certificates, or for the execution of any power hereunder;

(f)	to direct any Holder who, as such, has brought any action, suit or proceeding to stay or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Holder in connection therewith;

(g)	to amend, alter or repeal any Extraordinary Resolution previously passed or sanctioned by the Holders; and

(h)	with the consent of the Corporation, such consent not to be unreasonably withheld, to remove the Warrant Agent or its successor in office and to appoint a new warrant agent or warrant agents to take the place of the Warrant Agent so removed.

Section 9.12          Meaning of “Extraordinary Resolution”

(1)	The expression “Extraordinary Resolution” when used in this Agreement means, subject as provided in this Article 9, a resolution proposed to be passed at a meeting of Holders duly convened and held in accordance with the provisions of this Article 9 at which there are Holders present in Person or by proxy of not less than 20% of the aggregate number of the Warrants then outstanding and passed by the affirmative votes of the Holders of not less than 66 2/3% of the aggregate number of the Warrants then outstanding represented at the meeting and voted on a poll upon such resolution.

(2)	If, at any such meeting, the Holders of not less than 20% of the Warrants then outstanding, are not present in Person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by or on the requisition of the Holders, shall be dissolved; but in any other case it shall stand adjourned to such date, being not less than 14 nor more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than seven days’ prior notice shall be given of the time and place of such adjourned meeting in the manner provided in Article 10. Such notice must state that at the adjourned meeting, the Holders present in Person or by proxy shall form a quorum, but that it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting, the Holders present in Person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Section 9.12(1) shall be an Extraordinary Resolution within the meaning of this Agreement, notwithstanding that Holders of not less than 20% of the Warrants then outstanding are not present in Person or by proxy at such adjourned meeting.

(3)	Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

Section 9.13          Powers Cumulative

It is hereby declared and agreed that any one or more of the powers and/or any combination of the powers in this Agreement stated to be exercisable by the Holders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the rights of the Holders to exercise the same or any other such power or combination of powers thereafter from time to time.

Section 9.14          Minutes

Minutes of all resolutions and proceedings at every meeting of Holders shall be made and duly entered in books to be from time to time provided for that purpose by the Warrant Agent at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman or secretary of the meeting at which such resolutions were passed or proceedings had, or by the chairman or secretary of the next succeeding meeting (if any) of the Holders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings taken thereat, to have been duly passed and taken.

Section 9.15          Instruments in Writing

All actions which may be taken and all powers which may be exercised by the Holders at a meeting held as hereinbefore provided in this Article 9 provided may also be taken and exercised by Holders of not less than 66 2/3% of the Warrants then outstanding by an instrument in writing signed in one or more counterparts and the expression “Extraordinary Resolution” when used in this Agreement shall include an instrument so signed.

Section 9.16          Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 9 at a meeting of Holders shall be binding upon all holders, whether present at or absent from such meeting, and every instrument in writing signed by the Holders in accordance with Section 9.15 shall be binding upon all the holders of Warrants, whether signatories thereto or not, and each and every holder shall be bound to give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing. In the case of an instrument in writing, the Warrant Agent shall give notice of the effect of the instrument in writing to all Holders and the Corporation as soon as reasonably practicable.

Section 9.17          Holdings by Corporation and its Subsidiaries Disregarded

In determining whether a Holder holding Warrant Certificates evidencing the entitlement to acquire the required number of Shares are present at a meeting of Holders for the purpose of determining a quorum or have concurred in any consent, waiver, Extraordinary Resolution, Holders’ Request or other action under this Agreement, Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation and not cancelled shall be disregarded.

Article 10
NOTICES

Section 10.1          Notice to the Corporation and the Warrant Agent

(1)	Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Warrant Agent shall be deemed to be validly given if delivered or if sent by letter, postage prepaid, or by prepaid mail or recognized courier:

If to the Corporation, to:

The Cannabist Company Holdings Inc.

321 Billerica Road, Suite 204

Chelmsford, MA 01824

Attention:	David Hart
Email:	david.hart@cannabistcompany.com

If to the Warrant Agent, to:

Odyssey Trust Company

1230 – 300 5th Ave SW

Calgary, AB T2P 3C4

Attention:	Corporate Trust
Email:	corptrust@odysseytrust.com

and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or if sent by prepaid mail or recognized courier, on the fifth Business Day following the date of the postmark on such notice or of sending in the case of a courier.

(2)	The Corporation or the Warrant Agent, as the case may be, may from time to time, notify the others in the manner provided in Section 10.1(1) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Warrant Agent, as the case may be, for all purposes of this Agreement.

Section 10.2          Notice to Holders of Warrants

Except as herein otherwise expressly provided and subject to Section 10.3, any notice required or permitted to be given to Holders under the provisions of this Agreement shall be deemed to be validly given if personally delivered, if sent by ordinary post to the Holders at their addresses appearing in one of the registers hereinbefore mentioned, or if issued by a press release, at the Corporation’s discretion; provided that a notice given pursuant to Section 4.10 may not be provided by issuing a press release. Any notice so sent shall be deemed to have been received on the next Business Day after the date of delivery to such address or, if mailed, on the fifth Business Day following the date on which it was mailed, or if disseminated by way of press release, on the day it is so issued. In the event that Warrants are held in the name of the Depository, a copy of such notice shall also be sent by electronic communication to the Depository and shall be deemed received and given on the day it is so sent. Accidental error or omission in giving notice or accidental failure to give notice to Holders shall not invalidate any action or proceeding founded thereon. In determining under any provision hereof the date when notice of any meeting or other event must be given, the date of giving notice shall be included and the date of the meeting or other event shall be excluded.

Section 10.3          Mail Service Information

(1)	If, by reason of any interruption of mail service, actual or threatened, any notice to be given to the Holders, the Warrant Agent or the Corporation would be unlikely to reach its destination in the ordinary course of mail, such notice shall be valid and effective only if the notice is:

(a)	in the case of the Warrant Agent or the Corporation, delivered to an officer of the party to which it is addressed or if sent to such party, at the appropriate address in accordance with Section 10.1 by facsimile or other means of prepaid transmitted or recorded communication; and

(b)	in the case of Holders, published once (i) in the national edition of The Globe & Mail, and (ii) in such other place or places and manner, if any, as the Warrant Agent may require.

(2)	Any notice given to the Holders by publication shall be deemed to have been given on the last day on which publication shall have been effected as required pursuant to Section 10.3(1).

Article 11
CONCERNING THE WARRANT AGENT

Section 11.1          No Conflict of Interest

The Warrant Agent represents to the Corporation, to the best of its knowledge that, at the date of the execution and delivery of this Agreement, there exists no material conflict of interest in its duties and obligations as a warrant agent hereunder. In the event of a material conflict of interest arising in the Warrant Agent’s role as warrant agent hereunder, the Warrant Agent shall, as soon as practicable but in any case within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its duties and obligations hereunder to a successor Warrant Agent approved by the Corporation. Notwithstanding the foregoing provisions of this Section 11.1, if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Agreement and the Warrant Certificate(s) shall not be affected in any manner whatsoever by reason hereof.

Section 11.2          Replacement of Warrant Agent

(1)	The Warrant Agent may resign and be discharged from all duties and liabilities hereunder by giving to the Corporation at least 45 days’ notice in writing or such shorter notice as the Corporation may accept as sufficient. The Holders by Extraordinary Resolution shall have the power, at any time, to remove the existing Warrant Agent and to appoint a new Warrant Agent. If the Warrant Agent resigns or is removed by Extraordinary Resolution or is dissolved, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting hereunder, the Corporation shall forthwith appoint a new Warrant Agent unless a new Warrant Agent has already been appointed by the Holders; failing such appointment by the Corporation, the retiring Warrant Agent or any Holder may apply to a judge of a court having jurisdiction, on such notice as such judge may direct, for the appointment of a new Warrant Agent; but any new Warrant Agent so appointed by the Corporation or by a court of competent jurisdiction in the Province of British Columbia shall be subject to removal as aforesaid by the Holders. Any new Warrant Agent appointed under any provision of this Section 11.2(1) must be a corporation authorized to carry on the business of a transfer agent in one or more Provinces of Canada. On any new appointment, the new Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent without any further assurances conveyance, act or deed. If, for any reason, it becomes necessary or expedient to execute any further deed or assurance, the former Warrant Agent shall, at the expense of the Corporation, execute the same in favour of the new warrant agent.

(2)	Any corporation into which the Warrant Agent may be sold, merged or with which it may be consolidated or amalgamated or any corporation resulting from any merger, consolidation or amalgamation to which the Warrant Agent shall be a party or any corporation succeeding to the corporate trust or transfer agency business of the Warrant Agent, shall be the successor Warrant Agent under this Agreement without the execution of any instrument or any further act.

(3)	Upon the appointment of a new Warrant Agent, the Corporation shall promptly notify the Holders thereof in the manner prescribed by Section 10.2 hereof.

Section 11.3          Evidence, Experts and Advisers

(1)	In addition to the reports, certificates, opinions and other evidence required by this Agreement, the Corporation shall furnish to the Warrant Agent such additional evidence of compliance with any provision hereof, and in such form, as the Warrant Agent may reasonably require by written notice to the Corporation.

(2)	In the exercise of its rights and duties hereunder, the Warrant Agent may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Warrant Agent pursuant to any provision hereof or pursuant to a request of the Warrant Agent, not only as to its due execution and the validity and effectiveness of its provisions, but also to the truth and acceptability of any information therein contained which the Warrant Agent in good faith believes to be genuine.

(3)	Proof of the execution of an instrument in writing, including a Holders’ Request, by any Holder may be made by the certificate of a notary public, or other officer with similar powers, that the Person signing such instrument acknowledged to it the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Warrant Agent may consider adequate.

(4)	The Warrant Agent may, at the expense of the Corporation, employ or retain such counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct or negligence on the part of any such experts or advisers who have been appointed with reasonable care by the Warrant Agent. The Warrant Agent may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant, appraiser, engineer or other expert or adviser, whether retained or employed by the Corporation or by the Warrant Agent, in relation to any matter arising in the administration of the agency hereof.

Section 11.4          Warrant Agent May Deal in Securities

Subject to Section 11.1, the Warrant Agent may buy, sell, lend upon and deal in securities of the Corporation and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profits made thereby.

Section 11.5          Warrant Agent Not Ordinarily Bound

Except as otherwise specifically provided herein, the Warrant Agent shall not be bound to give notice to any Person of the execution hereof, nor to do, observe or perform or see to the observance or performance by the Corporation of any of the obligations herein imposed upon the Corporation or of the covenants on the part of the Corporation herein contained.

Section 11.6          Warrant Agent Not Required To Give Security

The Warrant Agent shall not be required to give any bond or security in respect of the execution or administration of its duties under this Agreement or otherwise in respect of the premises.

Section 11.7          Warrant Agent Not Required To Give Notice of Default

The Warrant Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required to do so under the terms hereof; nor shall the Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Warrant Agent and in the absence of any such notice, the Warrant Agent may, for all purposes of this Agreement, conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given to the Warrant Agent to determine whether or not the Warrant Agent shall take action with respect to any default.

Section 11.8          Acceptance of Appointment

The Warrant Agent hereby accepts its appointment as warrant agent under this Agreement and agrees to perform its duties hereunder upon the terms and conditions herein set forth or referred to unless and until discharged therefrom by resignation or in some other lawful way.

Section 11.9          Duties of Warrant Agent

(1)	The Warrant Agent, in exercising its powers and discharging its duties hereunder, shall:

(a)	act honestly and in good faith; and

(b)	exercise the care, diligence and skill that a reasonably prudent warrant agent would exercise in comparable circumstances.

Section 11.10        Actions by Warrant Agent

(1)	The Warrant Agent shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Holders.

(2)	Subject only to Section 11.7, the obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Holders hereunder shall be conditional upon the Holders delivering to the Warrant Agent:

(a)	a Holder’s Request or Extraordinary Resolution directing the Warrant Agent to take such act, action, or proceeding;

(b)	sufficient funds to commence or continue such act, action or proceeding; and

(c)	an indemnity reasonably satisfactory to the Warrant Agent to protect and hold harmless the Warrant Agent and its officers, directors, employees and agents, against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damages it may suffer by reason thereof.

(3)	None of the provisions contained in this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

(4)	The Warrant Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Holders, at whose instance it is acting, to deposit with the Warrant Agent the Warrants held by them, for which Warrants the Warrant Agent shall issue receipts.

(5)	No duty shall rest with the Warrant Agent to determine compliance of the transferor or transferee with applicable securities laws. The Warrant Agent shall be entitled to assume that all transfers are legal and proper.

Section 11.11        Protection of Warrant Agent

(1)	By way of supplement to the provisions of any law for the time being relating to Warrant Agents, it is expressly declared and agreed as follows:

(a)	the Warrant Agent shall not be liable for or by reason of any statements of fact or recitals in this Agreement or in the Warrant Certificates (except the representation contained in Section 11.1) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

(b)	nothing herein contained shall impose any obligation on the Warrant Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this Agreement or any instrument ancillary or supplemental hereto;

(c)	the Warrant Agent shall not be bound to give notice to any Person or Persons of the execution hereof;

(d)	notwithstanding the foregoing or any other provision of this Agreement, any liability of the Warrant Agent shall be limited, in the aggregate, to the amount of annual retainer fees paid by the Corporation to the Warrant Agent under this Agreement in the twelve (12) months immediately prior to the Warrant Agent receiving the first notice of the claim. Notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Warrant Agent shall not be liable under any circumstances whatsoever for any (i) breach by any other party of securities law or other rule of any securities regulatory authority; (ii) lost profits; or (iii) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages;

(e)	the Warrant Agent shall not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake, in fact or law, or for anything which it may do or refrain from doing in connection herewith except arising out of its own gross negligence, bad faith, willful misconduct or fraud;

(f)	in the event that any of the funds provided to the Warrant Agent hereunder are received by it in the form of an uncertified cheque or bank draft, the Warrant Agent shall be entitled to delay the time for release of such funds until such uncertified cheque has cleared the financial institution upon which the same is drawn; and

(g)	the forwarding of a cheque or the sending of funds by wire transfer by the Warrant Agent will satisfy and discharge the liability of any amounts due to the extent of the sum represented thereby unless such cheque is not honoured on presentation, provided that in the event of the non-receipt of such cheque by the payee, or the loss or destruction thereof, the Warrant Agent, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, will issue to such payee a replacement cheque for the amount of such cheque.

Section 11.12        Indemnification of the Warrant Agent

The Corporation hereby indemnifies and agrees to hold harmless the Warrant Agent, its affiliates, their officers, directors, employees, agents, successors and assigns (the “Indemnified Parties”) from and against any and all liabilities whatsoever, losses, damages, penalties, claims, demands, actions, suits, proceedings, costs, charges, assessments, judgments, expenses and disbursements, including reasonable legal fees and disbursements of whatever kind and nature which may at any time be imposed on or incurred by or asserted against the Indemnified Parties, or any of them, whether at law or in equity, in any way caused by or arising, directly or indirectly, in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of the Indemnified Parties’ duties, or any other services that Warrant Agent may provide in connection with this Agreement. The Corporation agrees that its liability hereunder shall be absolute and unconditional regardless of the correctness of any representations of any third parties and regardless of any liability of third parties to the Indemnified Parties, and shall accrue and become enforceable without prior demand or any other precedent action or proceeding; provided that the Corporation shall not be required to indemnify the Indemnified Parties in the event of the gross negligence, fraud, wilful misconduct or bad faith of any Indemnified Party, and this provision shall survive the resignation or removal of the Warrant Agent or the termination or discharge of this Agreement.

Section 11.13       Third Party Interests

Each party to this Agreement hereby represents to the Warrant Agent that any account to be opened by, or interest to held by the Warrant Agent in connection with this Agreement, for or to the credit of such party, either (i) is not intended to be used by or on behalf of any third party; or (ii) is intended to be used by or on behalf of a third party, in which case such party hereto agrees to complete and execute forthwith a declaration in the Warrant Agent’s prescribed form as to the particulars of such third party.

Section 11.14       Not Bound To Act

The Warrant Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Warrant Agent, in its sole judgment, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist or economic sanctions legislation, regulation or guideline. Further, should the Warrant Agent, in its sole judgment, determine at any time that its acting under this Agreement has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist or economic sanctions legislation, regulation or guideline, then it shall have the right to resign on 10 days’ written notice to the Corporation, provided (i) that the Warrant Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Warrant Agent’s satisfaction within such 10-day period, then such resignation shall not be effective.

Section 11.15       Privacy Laws

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individuals’ personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party shall take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation shall, prior to transferring or causing to be transferred personal information to the Warrant Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or shall have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Warrant Agent shall use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

Article 12
SUPPLEMENTAL AGREEMENTS

Section 12.1             Supplemental Agreements

(1)	From time to time, the Warrant Agent and, when authorized by a resolution of its Directors, the Corporation, may, subject to the provisions hereof, and they shall, when required by this Agreement, execute, acknowledge and deliver, by their proper officers, deeds or agreements supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

(a)	adding to the covenants of the Corporation herein contained for the protection of the Holders in addition to those herein specified;

(b)	making such provision not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions arising hereunder provided that the Warrant Agent shall be of the opinion, relying on the advice of its counsel, that such provisions shall not be prejudicial to the interests of the Holders;

(c)	adding to or altering the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrant Certificates and making any modification in the form of the Warrant Certificate which does not affect the substance thereof;

(d)	evidencing the succession, or successive successions, of other corporations to the Corporation and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Agreement;

(e)	giving effect to any Extraordinary Resolution passed as provided in Article 9;

(f)	setting forth adjustments in the application of the provisions of Article 4; and

(g)	for any other purpose not inconsistent with the terms of this Agreement, provided that in the opinion of the Warrant Agent relying on the advice of counsel, the rights of the Warrant Agent and of the Holders are in no way prejudiced thereby.

(2)	The Warrant Agent may also, without the consent or concurrence of the Holders, by supplemental agreement or otherwise, concur with the Corporation in making any changes or corrections in this Agreement which it has been advised by its counsel are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provision or clerical omission or mistake or manifest error contained herein or in any deed or agreement supplemental or ancillary hereto, provided that in the opinion of the Warrant Agent, relying on the advice of counsel, the rights of the Warrant Agent and of the Holders are in no way prejudiced thereby.

Article 13
GENERAL PROVISIONS

Section 13.1          Execution

This Agreement may be simultaneously executed in several counterparts, and may be executed by facsimile or other means of electronic communication producing a printed copy, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument, and notwithstanding their date of execution, they shall be deemed to be dated as of the date hereof.

Section 13.2          Rights of Rescission

Should a Holder of Warrants exercise any legal, statutory, contractual or other right of withdrawal or rescission that may be available to it, and the Holder’s funds which were paid on exercise have already been released to the Corporation by the Warrant Agent, the Warrant Agent shall not be responsible for ensuring the exercise is cancelled and a refund is paid back to the Holder. In such cases, the Holder shall seek a refund directly from the Corporation and subsequently, the Corporation shall instruct the Warrant Agent in writing, to cancel the exercise transaction and any Shares on the register, which may have already been issued upon the Warrant exercise. In the event that any payment is received from the Corporation by virtue of the Holder being a shareholder for such Warrants that were subsequently rescinded, such payment must be returned to the Corporation by such Holder. The Warrant Agent shall not be under any duty or obligation to take any steps to ensure or enforce that the funds are returned pursuant to this Section 13.2, nor shall the Warrant Agent be in any other way responsible in the event that any payment is not delivered or received pursuant to this Section 13.2. Notwithstanding the foregoing, in the event that the Corporation provides the refund to the Warrant Agent for distribution to the Holder, the Warrant Agent shall return such funds to the Holder as soon as reasonably practicable, and in so doing, the Warrant Agent shall incur no liability with respect to the delivery or non-delivery of any such funds.

Section 13.3          Force Majeure

Neither party shall be liable to the other, or held in breach of this Agreement, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section 13.3.

Section 13.4          Satisfaction and Discharge of Agreement

Upon the earlier of:

(1)	the date by which there shall have been delivered to the Warrant Agent for exercise or cancellation all Warrant Certificates theretofore issued hereunder; and

(2)	the Expiry Time;

and if all certificates representing Shares, if any, required to be issued in compliance with the provisions hereof have been issued and delivered hereunder or to the Warrant Agent in accordance with such provisions, this Agreement shall cease to be of any force and effect and the Warrant Agent, on demand of and at the cost and expense of the Corporation and upon delivery to the Warrant Agent of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Agreement have been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Agreement. Notwithstanding the foregoing, the indemnities provided to the Warrant Agent by the Corporation hereunder shall remain in full force and effect and survive the termination of this Agreement.

Section 13.5          Warrants Owned by the Corporation or its Subsidiaries - Certificate to be Provided

For the purpose of disregarding any Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation in Section 9.17 hereof, the Corporation shall provide to the Warrant Agent, from time to time, a certificate of the Corporation setting forth as at the date of such certificate:

(1)	the names (other than the name of the Corporation) of the Holders of Warrants which, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any Subsidiary of the Corporation; and

(2)	the number of Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation have not been cancelled;

and the Warrant Agent, in making the computations in Section 9.17 hereof, shall be entitled to rely on such certificate without any additional evidence.

Section 13.6          Provisions of Agreement and Warrants for the Sole Benefit of Parties and Holders

Nothing in this Agreement or in the Warrant Certificates, expressed or implied, shall give or be construed to give to any Person other than the parties thereto and the Holders, as the case may be, any legal or equitable right, remedy or claim under this Agreement, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Holders.

Section 13.7          DRS Advices

Notwithstanding to the contrary contained herein, direct registration system advices may be issued in lieu of Warrant Certificates and/or share certificates, except to CDS unless CDS agrees thereto.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF the parties hereto have executed these presents under the hands of their proper officers in that behalf.

THE CANNABIST COMPANY HOLDINGS INC.

By:	(Signed) “David Hart”
David Hart
Authorized Signatory

ODYSSEY TRUST COMPANY

By:	(Signed) “Amy Douglas”
Authorized Signatory

By:	(Signed) “Rachel Wales”
Authorized Signatory

SCHEDULE “A”
THE CANNABIST COMPANY HOLDINGS INC.

FORM OF WARRANT CERTIFICATE

“THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS, IF REQUIRED, DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AFTER THE TIME OF EXPIRY AS DESCRIBED HEREIN.

Certificate No.•

CUSIP ●

ISIN ●	_______________________

Share Purchase Warrants

THIS CERTIFICATE IS TO CERTIFY that for value received • (herein referred to as the “Holder”) is the registered holder of the number of Warrants of The Cannabist Company Holdings Inc. (the “Corporation”) stated above, and subject to adjustment provisions as set forth in the Warrant Agency Agreement (as defined below), is entitled to acquire, commencing on the original date of issuance of the Warrants (the “Commencement Time”) and up until 5:00 p.m. (Toronto time) on May 29, 2027, or the next succeeding Business Day if such date is not a Business Day (the “Expiry Date”), upon payment of C$0.14 (the “Exercise Price”) for each Warrant represented hereby, one Share (as defined herein), all in the manner and subject to the restrictions and adjustments set forth in the Warrant Agency Agreement.

For purposes of this Certificate, any reference to “Shares” shall mean the Common Shares for which the Warrants are conferred the right to acquire, provided that in the event of any adjustment in accordance with the provisions of the Warrant Agency Agreement, “Shares” shall thereafter mean the shares or other securities or property resulting from such adjustment, and “Share” means any one of them.

Any capitalized term in this Certificate that is not otherwise defined herein, shall have the meaning ascribed thereto in the Warrant Agency Agreement. In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Agency Agreement, the terms and conditions of the Warrant Agency Agreement shall govern.

“A” - 1

The Warrants represented by this Certificate are issued or issuable under the provisions of an Agreement (which Agreement, together with all other instruments ancillary thereto, is referred to herein as the “Warrant Agency Agreement”) dated as of May 29, 2025 between the Corporation and Odyssey Trust Company (the “Warrant Agent”). Reference is hereby made to the Warrant Agency Agreement for a full description of the rights of the holders of the Warrants, the Corporation and the Warrant Agent in respect thereof, and the terms and conditions upon which the Warrants evidenced hereby are issued and held, all to the same effect as if the provisions of the Warrant Agency Agreement were herein set forth. By acceptance of this Certificate, the Holder assents to all provisions of the Warrant Agency Agreement. To the extent that the terms and conditions set forth in this Certificate conflict with the terms and conditions of the Warrant Agency Agreement, the Warrant Agency Agreement shall prevail. The Corporation will furnish to the holder of this Certificate, upon request and without charge, a copy of the Warrant Agency Agreement.

In the event that prior to the Expiry Date, the Holder has not exercised the Warrants represented hereby in accordance with the terms of the Warrant Agency Agreement, then any Warrants represented by this Certificate which have not been so exercised shall be deemed to have expired and shall be of no further force and effect as of 5:00 p.m. (Toronto time) on the Expiry Date.

Upon exercise, the Warrants so exercised shall be void and of no value or effect.

Certificates or direct registration system advices representing the Shares issued upon exercise of the Warrants (reflecting any adjustments as provided herein and in the Warrant Agency Agreement) shall, within five Business Days after the Exercise Date, be mailed by the Corporation to the address of the Holder thereof last appearing on the register of Holders maintained by the Warrant Agent.

The right to acquire Shares may only be exercised by the Holder within the time set forth above by:

(a)	duly completing and executing the Exercise Form attached hereto;

(b)	by providing a certified cheque, bank draft, money order or wire transfer in lawful money of Canada payable to the order of the Corporation for the aggregate purchase price of the Shares so subscribed; and

(c)	surrendering this Warrant Certificate to the Warrant Agent at the Warrant Agency;

all in accordance with Section 3.2 of the Warrant Agency Agreement.

The Warrants represented by this Certificate shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent at the offices referred to above.

Upon surrender of these Warrants, the Person or Persons in whose name or names the Shares issuable upon exercise of the Warrants are to be issued shall be deemed for all purposes (except as provided in the Warrant Agency Agreement) to be the holder or holders of record of such Shares, and the Corporation has covenanted that it will (subject to the provisions of the Warrant Agency Agreement) cause a certificate or certificates or direct registration system advice(s) representing the Shares to be delivered or mailed to the Person or Persons at the address or addresses specified in the Exercise Form within five Business Days.

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The Warrant Agency Agreement provides for adjustments to certain rights of Holders including the number of Shares issuable upon exercise of the Warrants upon subdivision, consolidation or reclassification of the Shares or any reclassification or capital reorganization of the Corporation and certain dividends and distributions of securities, including rights, options or warrants to purchase Shares or securities convertible or exchangeable into Shares or assets of the Corporation. The Holder should refer to the Warrant Agency Agreement which provides for adjustments in certain other events.

The Corporation shall not be required, upon valid exercise of any Warrants after the Commencement Time and prior to the Expiry Time, to issue fractions of Shares or to distribute certificates which evidence the same. A Holder shall not be entitled to any cash or other consideration in lieu of any fractional interest in a Warrant or claim thereto. Any fractional Shares to which a Holder is entitled shall be rounded down to the nearest whole Share, and no cash or other consideration will be paid in lieu of fractional Shares.

The terms and conditions relating to the Warrants and this Certificate may be modified, changed or added to in accordance with the provisions of the Warrant Agency Agreement. The Warrant Agency Agreement contains provisions making binding upon all Holders of Warrants outstanding thereunder resolutions passed at meetings of such Holders held in accordance with such provisions and instruments in writing signed by the Holders entitled to acquire a specified percentage of the Shares which may be acquired pursuant to the exercise of all of the then outstanding Warrants.

The holding of the Warrants, as evidenced by this Certificate, shall not constitute, or be construed as conferring upon, a Holder any right or interest whatsoever as a shareholder of the Corporation except such rights as may be provided in the Warrant Agency Agreement or in this Certificate.

The Holder of this Certificate may, upon compliance with the reasonable requirements of the Warrant Agent and upon surrender of this Certificate, exchange this Certificate for another Certificate or Certificates (or direct registration system advices) entitling the Holder thereof to receive, in the aggregate, the same number of Shares as are issuable under this Certificate.

The Warrants evidenced by this Certificate may only be transferred in accordance with applicable securities laws and upon due execution and delivery to the Warrant Agent of a Transfer Form in the form attached hereto and in compliance with all the conditions prescribed in the Warrant Agency Agreement and compliance with such other reasonable requirements as the Warrant Agent may prescribe.

This Warrant Certificate shall not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent under the Warrant Agency Agreement.

The registered holder of this Warrant Certificate expressly acknowledges having requested, and consents to, the drawing in the English language only of this Warrant Certificate evidencing the Warrants registered in his or her name and all documents relating to such Warrants. Le détenteur inscrit du présent certificat de bons de souscription reconnaît expressément avoir demandé et consenti que le présent certificat attestant qu’il est le détenteur inscrit de bons de souscription, ainsi que tous les documents s’y rapportant, soient rédigés en anglais seulement.

Time shall be of the essence hereof.

[Remainder of page left intentionally blank.]

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IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed as of the _____ day of May, 2025.

THE CANNABIST COMPANY HOLDINGS INC.

By:
Name:
Title:

This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agency Agreement. Signed by the Warrant Agent as of the _____ day of May, 2025.

odyssey TRUST COMPANY

By:
Authorized Signing Officer

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EXERCISE FORM

TO:	THE CANNABIST COMPANY HOLDINGS INC.
AND TO:	ODYSSEY TRUST COMPANY

(1)	The undersigned hereby irrevocably subscribes for, and exercises his or her right to be issued, the number of Shares set forth below, such Shares being issuable upon exercise of such Warrants pursuant to the terms specified in the said Warrants and the Warrant Agency Agreement.

(2)	If the Shares are not registered pursuant to an effective registration statement under the U.S. Securities Act, the undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

A	☐	The undersigned holder (i) at the time of exercise of the Warrants is not in the United States and did not execute and deliver this exercise form in the United States; (ii) is not a “U.S. Person” (a “U.S. Person”), as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrants for the account or benefit of a “U.S. Person” (except, in each case, if the undersigned holder is deemed to be outside of the United States and not a U.S. Person by the applicable provisions of Regulation S); (iii) the undersigned holder will not offer or sell Shares to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor (as defined in Rule 902 of Regulation S under the U.S. Securities Act) on or prior to six months after the issue date of the Shares; (iv) agrees not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act and (v) understands that the Corporation will refuse to register any transfer of the Shares if not made in accordance with Regulation S, pursuant to registration under the U.S. Securities Act or pursuant to an exemption from registration.

B	☐	The undersigned holder is an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act and has completed Exhibit “A” and Exhibit “B,” as applicable, hereto.

C	☐	The undersigned holder has delivered to Odyssey Trust Company an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that an exemption from the registration requirements of the U.S. Securities Act is available.

Note: The undersigned holder understands that the Shares, unless registered under the U.S. Securities Act, will be considered “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act and subject to restrictions on transfer. Further, the certificate or direct registration statement representing the Shares will bear a legend restricting transfer of the Shares in the United States without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available. If Box C above is checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with the exercise will be satisfactory in form and substance to the Corporation.

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The undersigned hereby irrevocably directs that the Shares be issued and delivered as follows:

Name in full	Address (include Postal Code or Zip Code)	Number of Shares

(Please print full name in which certificate(s) or direct registration system advice(s) are to be issued.)

Dated this _______ day of ________________________, ____________.

Signature Guaranteed	Signature of Registered Holder

Name of Registered Holder

☐     Please check box if certificates or direct registration system advice(s) representing these Shares are to be delivered at the office of the Warrant Agent where this Warrant Certificate is surrendered, failing which the certificates or direct registration system advice(s) shall be mailed to the address set forth above.

Instructions:

The registered holder may exercise his or her right to receive Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised, together with the applicable payment therefor, to Odyssey Trust Company, 1230 – 300 5th Ave SW, Calgary, AB T2P 3C4. Certificates or direct registration system advice(s) for Shares shall be delivered or mailed within five Business Days after the exercise of the Warrants.

If the Exercise Form indicates that Shares are to be issued to a Person or Persons other than the registered holder of the Certificate, the signature on this Exercise Form must be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program.

If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any Person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Warrant Agent and the Corporation.

If Box B is checked, the registered holder must deliver a copy of the Certifications in Exhibit “A” and Exhibit “B,” as applicable, together with copies of any documentation required pursuant thereto to The Cannabist Company Holdings Inc., 321 Billerica Road, Suite 204 Chelmsford, MA 01824, Attention: David Hart.

If Box C is checked, any opinion tendered must be in form and substance satisfactory to the Corporation and the Warrant Agent. Holders planning to deliver an opinion of counsel in connection with the exercise of Warrants should contact the Corporation and the Warrant Agent in advance to determine whether any opinions to be tendered will be acceptable to the Corporation and the Warrant Agent.

“A” - 6

EXHIBIT “A”

UNITED STATES ACCREDITED INVESTOR CERTIFICATION

TO:	THE CANNABIST COMPANY HOLDINGS INC.
AND TO:	ODYSSEY TRUST COMPANY

Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the warrant agency agreement to which this Exercise Form is attached.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

(1)	If the undersigned is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories of “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act indicated below (if the undersigned selects either category A or B below, the undersigned MUST also complete Exhibit “B” and provide the applicable documentation requested therein):

A	☐	A natural person (including an Individual Retirement Account (“IRA”) owned by such person) whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, at the date hereof exceeds US $1,000,000 (Note: For purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability);

B	☐	A natural person (including an IRA owned by such person) who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

C	☐	A natural person who is a director or executive officer of the Company;

D	☐	A natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status. In making such a determination, the SEC will consider, among others, the following attributes: (i) the certification, designation, or credential arises out of an examination or series of examinations administered by a self-regulatory organization or other industry body or is issued by an accredited educational institution; (ii) the examination or series of examinations is designed to reliably and validly demonstrate an individual's comprehension and sophistication in the areas of securities and investing; (iii) persons obtaining such certification, designation, or credential can reasonably be expected to have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of a prospective investment; and (iv) an indication that an individual holds the certification or designation is either made publicly available by the relevant self-regulatory organization or other industry body or is otherwise independently verifiable; or

“A” - 7

E	☐	A natural person who is a family client as defined in Rule 202(a)(11)(G)–1 under the Investment Advisers Act of 1940, of a family office as defined in Rule 202(a)(11)(G)–1 under the Investment Advisers Act of 1940 (i) with assets under management in excess of US 5,000,000, (ii) that is not formed for the specific purpose of acquiring the Securities and (iii) whose prospective investment in the issuer is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

(2)	If the undersigned is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories of “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act indicated below:

A	☐	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

B	☐	A trust that (a) has total assets in excess of US $5,000,000, (b) was not formed for the specific purpose of acquiring the Securities and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities;

C	☐	A bank as defined in Section 3(a)(2) of under the U.S. Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of that Act whether acing in its individual or fiduciary capacity.

D	☐	A broker or dealer registered pursuant to Section 15 of the U. S. Securities Exchange Act;

E	☐	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state or any investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940;

F	☐	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act;

G	☐	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

H	☐	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

“A” - 8

I	☐	A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

J	☐	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US $5,000,000;

K	☐	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

L	☐	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

M	☐	An entity in which all of the equity owners are accredited investors;

N	☐	An entity, of a type not listed in the preceding paragraphs, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US $5,000,000;

O	☐	A family office as defined in Rule 202(a)(11)(G)–1 under the Investment Advisers Act of 1940 (i) with assets under management in excess of US $5,000,000, (ii) that is not formed for the specific purpose of acquiring the Securities and (iii) whose prospective investment in the issuer is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

P	☐	A revocable trust which does not satisfy the requirements of (2)B of this Certification (more than US $5,000,000 in assets, etc.), which may be revoked or amended at any time by its settlors (grantors) and each of its settlors is an accredited investor by virtue of being a natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds US $1,000,000 (excluding such person’s primary residence and certain indebtedness, as more fully described in (1)A, above).

The Corporation may request documentation from the undersigned in order to confirm accredited investors status eligibility and the Corporation may reject the exercise if sufficient documentation is not provided.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned in connection with the exercise of the Warrants and that this certificate is incorporated into and forms part of the Exercise Form and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the undersigned set forth herein which takes place prior to the exercise of the Warrants.

“A” - 9

Dated: ________________________, 202___.

Print name

By:
Signature

Title

(please print name of individual whose signature appears above, if different from name of Purchaser printed above)

“A” - 10

EXHIBIT “B”

ACCREDITED INVESTOR VERIFICATION CERTIFICATE

TO:	THE CANNABIST COMPANY HOLDINGS INC.
AND TO:	ODYSSEY TRUST COMPANY

This Certification must be completed by each “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act that has selected boxes (1)A or (1)B of Exhibit “A,” and by any other accredited investors that the Corporation directs to complete this form. Accredited investors must check one of (1), (2) or (3) below and provide the applicable referenced documentation along with this completed and signed Certification.

Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the warrant agency agreement to which this Exercise Form is attached.

(1)	☐ The undersigned is an accredited investor* that has selected box (1)A of Exhibit “A”:

A	the undersigned has provided one or more of the following types of documentation dated within the prior three months:

(i)	With respect to assets: Bank statements, brokerage statements and other statements of securities holdings, certificates of deposit, tax assessments, and appraisal reports issued by independent third parties; and

(ii)	With respect to liabilities: A consumer report from at least one of the nationwide consumer reporting agencies; and

B	the undersigned represents, warrants and certifies that all liabilities necessary to make a determination of net worth have been disclosed.

(2)	☐ The undersigned is an accredited investor* that has selected box (1)B of Exhibit “A”:

A	the undersigned has provided an Internal Revenue Service form that reports the undersigned’s income for the two most recent years (including, but not limited to, Form W-2, Form 1099, Schedule K-1 to Form 1065, and Form 1040); and

B	the undersigned represents, warrants and certifies that he or she has a reasonable expectation of reaching the income level necessary to qualify as an accredited investor during the current year.

(3)	☐ The undersigned is an accredited investor* that has selected either box (1)A or box (1)B of Exhibit “A”:

A	the undersigned has provided to the Corporation a written confirmation from one of the following persons or entities that such person or entity has taken reasonable steps to verify that the undersigned is an accredited investor within the prior three months and has determined that such purchaser is an accredited investor:

“B” - 1

(i)	a registered broker-dealer;

(ii)	an investment adviser registered with the SEC;

(iii)	a licensed attorney who is in good standing under the laws of the jurisdictions in which he or she is admitted to practice law; or

(iv)	a certified public accountant who is duly registered and in good standing under the laws of the place of his or her residence or principal office.

The undersigned acknowledges that the foregoing documentation and representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned in connection with the exercise of the Warrants and that this certificate is incorporated into and forms part of the Exercise Form and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the undersigned set forth herein which takes place prior to the exercise of the Warrants.

*If the undersigned qualifies as an accredited investor based on joint net worth or joint income with the undersigned’s spouse, both the undersigned and the undersigned’s spouse must sign this Certification and provide the applicable requested documentation.

Dated: ________________________, 202___.

Print name

By:
Signature

Title

(please print name of individual whose signature appears above, if different from name of Purchaser printed above)

“B” - 2

TRANSFER FORM

ANY TRANSFER OF WARRANTS WILL REQUIRE COMPLIANCE WITH APPLICABLE SECURITIES LEGISLATION. TRANSFERORS AND TRANSFEREES ARE URGED TO CONTACT LEGAL COUNSEL BEFORE EFFECTING ANY SUCH TRANSFER.

TO:	THE CANNABIST COMPANY HOLDINGS INC. (the “Corporation”)
AND TO:	ODYSSEY TRUST COMPANY

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to

_______(print name and address) the Warrants represented by this Warrants Certificate and hereby irrevocable constitutes and appoints ____________________ as its attorney with full power of substitution to transfer the said securities on the appropriate register of the Warrant Agent.

“B” - 3

☐	If transfer is to a person in the United States, or to or for the account or benefit of a U.S. Person, check this box.

DATED this ____ day of_________________, 20____.

SPACE FOR GUARANTEES OF	)
SIGNATURES (BELOW))
)
	)	Signature of Transferor
)
)
)
)
)
)
Guarantor’s Signature/Stamp	)	Name of Transferor
)

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

•	Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.

•	Canada: A Signature Guarantee obtained from the Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guarantee” Stamp) obtained from an authorized officer of a major Canadian Schedule 1 chartered bank.

•	Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

“B” - 4